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Exhibit 99.1

SIMON PROPERTY GROUP

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION
UNAUDITED THIRD QUARTER 2015

(1)
Includes reconciliation of consolidated net income to funds from operations.

3Q 2015 SUPPLEMENTAL	1

EARNINGS RELEASE

Contacts:		FOR IMMEDIATE RELEASE
Tom Ward	317-685-7330 Investors
Les Morris	317-263-7711 Media

SIMON PROPERTY GROUP REPORTS THIRD QUARTER 2015 RESULTS AND RAISES QUARTERLY DIVIDEND
AND FULL YEAR 2015 GUIDANCE

INDIANAPOLIS, October 27, 2015 - Simon, a leading global retail real estate company, today reported results for the quarter ended September 30, 2015.

RESULTS FOR THE QUARTER

•
Funds from Operations ("FFO") was $918.7 million, or $2.54 per diluted share, as compared to $689.4 million, or $1.90 per diluted share, in the prior year period, a 33.7% increase. The third quarter 2014 results include a loss on the extinguishment of debt of $127.6 million, or $0.35 per diluted share, related to cash tender offers and the redemption of a series of senior notes of Simon Property Group L.P.

•
Net income attributable to common stockholders was $420.0 million, or $1.36 per diluted share, as compared to $252.0 million, or $0.81 per diluted share, in the prior year period.

•
Growth in comparable FFO per diluted share for the three months ended September 30, 2015 was 12.9%(1).

RESULTS FOR THE NINE MONTHS

•
Funds from Operations ("FFO") was $2.705 billion, or $7.46 per diluted share, as compared to $2.339 billion, or $6.43 per diluted share, in the prior year period.

•
Net income attributable to common stockholders was $1.255 billion, or $4.04 per diluted share, as compared to $1.0 billion, or $3.22 per diluted share, in the prior year period.

•
Growth in comparable FFO per diluted share for the nine months ended September 30, 2015 was 11.7%1.

1
For a reconciliation of FFO and net income per diluted share on a comparable basis, please see Footnote H of the Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures.

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EARNINGS RELEASE

"This was an excellent quarter for our Company, with strong financial and operational performance, successful openings of new and expanded Premium Outlet® Centers and the groundbreaking of two new outlet centers, including our first outlet center in France," said David Simon, Chairman and CEO. "Today we are pleased to raise our dividend for the fourth consecutive quarter and once again increase guidance for 2015."

U.S. MALLS AND PREMIUM OUTLETS OPERATING STATISTICS

	AS OF SEPTEMBER 30,
			YEAR-OVER-YEAR CHANGE
	2015	2014
Occupancy (1)	96.1%	96.9%	–80 bps
Base Minimum Rent per sq.ft. (1)	$48.57	$46.29	+4.9%
Releasing Spread per sq. ft. (1)(2)	$11.00	$9.67	+$1.33
Releasing Spread (percentage change) (1)(2)	18.4%	17.3%	+110 bps
Total Sales per sq. ft. (3)	$616	$613	+0.5%
(1)
Represents mall stores in Malls and all owned square footage in Premium Outlets.
(2)
Same space measure that compares opening and closing rates on individual spaces leased during trailing 12-month period.
(3)
Trailing 12-month sales per square foot for mall stores less than 10,000 square feet in Malls and all owned square footage in Premium Outlets.

COMPARABLE PROPERTY NET OPERATING INCOME

Comparable property NOI growth for the three months ended September 30, 2015 was 4.3%. The growth for the nine months ended September 30, 2015 was 3.8%. Comparable properties include U.S. Malls, Premium Outlets and The Mills.

DIVIDENDS

Today Simon's Board of Directors declared a quarterly common stock dividend of $1.60 per share. This is a 23.1% increase year-over-year. The dividend will be payable on November 30, 2015 to stockholders of record on November 16, 2015.

Simon's Board of Directors also declared the quarterly dividend on its 8 3/8% Series J Cumulative Redeemable Preferred Stock (NYSE: SPGPrJ) of $1.046875 per share, payable on December 31, 2015 to stockholders of record on December 17, 2015.

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EARNINGS RELEASE

DEVELOPMENT ACTIVITY

During the third quarter, and subsequent to quarter end, we opened several Premium Outlets new developments and expansions, as well as one significant mall expansion.

•
On August 13th, we opened Gloucester Premium Outlets, a 375,000 square foot center in Gloucester, New Jersey. Simon owns a 50% interest in this center.

•
On August 13th, we completed a 185,000 square foot expansion of San Francisco Premium Outlets. Simon owns 100% of this center.

•
On August 27th, we completed a 264,000 square foot expansion at Chicago Premium Outlets, one of the country's most successful outlet centers. Simon owns 100% of this center.

•
On October 1st we opened Tucson Premium Outlets, a 366,000 square foot center with more than 90 retailers featuring high-quality designer and name brands. Simon owns 100% of this center.

•
On October 9th, we completed a new two-level, 260,000 square foot 'Fashion Wing' expansion at Del Amo Fashion Center, anchored by a new Nordstrom store. Simon owns a 50% interest in this center.

•
On October 29th, Tampa Premium Outlets will open with 441,000 square feet of high-quality, name brand stores. Simon owns 100% of this center.

Also, Vancouver Designer Outlet, a 242,000 square foot center with high-quality, name brand stores, in Vancouver, British Columbia, Canada opened on July 9th. Simon owns a 45% interest in this center.

Construction continues on other significant expansion projects including Roosevelt Field, King of Prussia Mall, Stanford Shopping Center, The Galleria in Houston, Sawgrass Mills and Woodbury Common Premium Outlets.

At quarter-end, redevelopment and expansion projects, including the addition of new anchors, were underway at 30 properties in the U.S. Simon's share of the costs of all new development and redevelopment projects under construction at quarter-end was approximately $2.4 billion.

During the third quarter, construction started on:

•
Clarksburg Premium Outlets, a 392,000 square foot center, in Clarksburg, Maryland scheduled to open in October 2016. Simon owns 66% of this project.

•
Provence Designer Outlet, a 269,000 square foot center, in Miramas, France scheduled to open in March 2017. Simon owns 90% of this project.

FINANCING ACTIVITY

The Company was active in both the unsecured and secured credit markets through the first nine months of the year continuing to lower our effective borrowing costs.

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EARNINGS RELEASE

In August, Simon issued $1.10 billion of senior notes consisting of $500 million of 2.50% notes due 2020 and $600 million of 3.50% notes due 2025. Combined, the issuance has a weighted average term of 7.8 years and a weighted average coupon rate of 3.05%.

During the first nine months, we closed on 11 new secured loans totaling approximately $2.7 billion (U.S. dollar equivalent), of which SPG's share is $1.4 billion. The weighted average interest rate and term on these loans is 2.95% and 8.3 years, respectively.

As of September 30, 2015, Simon had approximately $6.0 billion of liquidity consisting of cash on hand, including its share of joint venture cash, and available capacity under its revolving credit facilities.

2015 GUIDANCE

Today, the Company is raising both the low and high ends of its previously provided full year 2015 FFO range and currently estimates a range of $10.10 to $10.15 per diluted share for the year ending December 31, 2015, with net income to be within a range of $5.50 to $5.55 per diluted share.

The following table provides the reconciliation for the expected range of estimated net income available to common stockholders per diluted share to estimated FFO per diluted share:

For the year ending December 31, 2015

	LOW END	HIGH END
Estimated net income available to common stockholders per diluted share *	$5.50	$5.55
Depreciation and amortization including Simon's share of unconsolidated entities	4.65	4.65
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, net	(0.05)	(0.05)

Estimated FFO per diluted share *	$10.10	$10.15

*
Includes $0.22 of a gain upon the sale of marketable securities.

CONFERENCE CALL

Simon will hold a conference call to discuss the quarterly financial results today at 11:00 a.m. Eastern Time, Tuesday, October 27, 2015. A live webcast of the conference call will be accessible in listen-only mode at investors.simon.com. An audio replay of the conference call will be available until November 4, 2015. To access the audio replay, dial 1-888-286-8010 (international 617-801-6888) passcode 81372553.

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EARNINGS RELEASE

SUPPLEMENTAL MATERIALS AND WEBSITE

Supplemental information on our third quarter 2015 performance is available at investors.simon.com. This information has also been furnished to the SEC in a current report on Form 8-K.

We routinely post important information online at our investor relations website, investors.simon.com. We use this website, press releases, SEC filings, quarterly conference calls, presentations and webcasts to disclose material, non-public information in accordance with Regulation FD. We encourage members of the investment community to monitor these distribution channels for material disclosures. Any information accessed through our website is not incorporated by reference into, and is not a part of, this document.

NON-GAAP FINANCIAL MEASURES

This press release includes FFO, FFO per share, comparable FFO per share, comparable earnings per share and comparable property net operating income growth, which are financial performance measures not defined by generally accepted accounting principles in the United States ("GAAP"). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included in this press release and in Simon's supplemental information for the quarter. FFO and comparable property net operating income growth are financial performance measures widely used in the REIT industry. Our definitions of these non-GAAP measures may not be the same as similar measures reported by other REITs.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained, and it is possible that the Company's actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, security breaches that could compromise our information technology or infrastructure or personally identifiable data of customers of our retail properties, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, the intensely competitive market environment in the retail industry, costs of common area maintenance, risks related to international activities, insurance costs and coverage, the loss of key management personnel, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in its annual and quarterly periodic reports filed with the SEC. The Company may update that discussion in its periodic reports, but except as required by law, the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

ABOUT SIMON

Simon is a global leader in retail real estate ownership, management and development and a S&P100 company (Simon Property Group, NYSE:SPG). Our industry-leading retail properties and investments across North America, Europe and Asia provide shopping experiences for millions of consumers every day and generate billions in annual retail sales. For more information, visit simon.com.

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EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
REVENUE:
Minimum rent	$788,368	$740,214	$2,309,951	$2,190,983
Overage rent	47,433	52,502	123,419	123,336
Tenant reimbursements	373,223	350,595	1,077,702	1,018,316
Management fees and other revenues	38,568	36,396	113,674	101,145
Other income	72,545	54,987	260,736	139,918

Total revenue	1,320,137	1,234,694	3,885,482	3,573,698

EXPENSES:
Property operating	115,820	106,742	315,418	294,318
Depreciation and amortization	289,360	281,661	873,243	849,369
Real estate taxes	114,145	97,359	327,519	291,058
Repairs and maintenance	21,189	21,416	73,599	72,838
Advertising and promotion	38,756	38,359	98,727	99,128
(Recovery of) provision for credit losses	(361)	1,769	6,172	8,635
Home and regional office costs	37,204	40,753	112,454	120,999
General and administrative	14,838	14,388	45,182	44,842
Other	31,599	24,690	74,025	62,457

Total operating expenses	662,550	627,137	1,926,339	1,843,644

OPERATING INCOME	657,587	607,557	1,959,143	1,730,054
Interest expense	(229,654)	(249,780)	(692,801)	(758,945)
Loss on extinguishment of debt	–	(127,573)	–	(127,573)
Income and other taxes	(3,658)	(6,589)	(13,440)	(20,078)
Income from unconsolidated entities	68,221	55,631	203,289	168,473
Gain upon acquisition of controlling interests and sale or disposal of assets
and interests in unconsolidated entities, net	–	17,717	16,339	154,242

Consolidated income from continuing operations	492,496	296,963	1,472,530	1,146,173
Discontinued operations and gain on disposal	–	–	–	67,524
Discontinued operations transaction expenses	–	–	–	(38,163)

CONSOLIDATED NET INCOME	492,496	296,963	1,472,530	1,175,534
Net income attributable to noncontrolling interests	71,653	44,161	214,901	172,828
Preferred dividends	834	834	2,503	2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$420,009	$251,968	$1,255,126	$1,000,203

BASIC AND DILUTED EARNINGS PER COMMON SHARE:
Income from continuing operations	$1.36	$0.81	$4.04	$3.14
Discontinued operations	–	–	–	0.08

Net income attributable to common stockholders	$1.36	$0.81	$4.04	$3.22

3Q 2015 SUPPLEMENTAL	7

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Unaudited Consolidated Balance Sheets
(Dollars in thousands, except share amounts)

	SEPTEMBER 30, 2015	DECEMBER 31, 2014
ASSETS:
Investment properties at cost	$33,208,645	$31,318,532
Less - accumulated depreciation	9,664,911	8,950,747

	23,543,734	22,367,785
Cash and cash equivalents	856,861	612,282
Tenant receivables and accrued revenue, net	564,344	580,197
Investment in unconsolidated entities, at equity	2,480,603	2,378,800
Investment in Klépierre, at equity	1,801,587	1,786,477
Deferred costs and other assets	1,394,174	1,806,789

Total assets	$30,641,303	$29,532,330

LIABILITIES:
Mortgages and unsecured indebtedness	$22,629,054	$20,852,993
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,307,707	1,259,681
Cash distributions and losses in partnerships and joint ventures, at equity	1,364,943	1,167,163
Other liabilities	193,683	275,451

Total liabilities	25,495,387	23,555,288

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership	25,537	25,537
EQUITY:
Stockholders' Equity
Capital stock (850,000,000 total shares authorized, $0.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding with a liquidation value of $39,847	43,815	44,062
Common stock, $0.0001 par value, 511,990,000 shares authorized, 314,804,425 and 314,320,664 issued and outstanding, respectively	31	31
Class B common stock, $0.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	–	–
Capital in excess of par value	9,370,114	9,422,237
Accumulated deficit	(4,336,116)	(4,208,183)
Accumulated other comprehensive loss	(248,369)	(61,041)
Common stock held in treasury at cost, 5,394,345 and 3,540,754 shares, respectively	(437,134)	(103,929)

Total stockholders' equity	4,392,341	5,093,177
Noncontrolling interests	728,038	858,328

Total equity	5,120,379	5,951,505

Total liabilities and equity	$30,641,303	$29,532,330

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Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Statements of Operations
(Dollars in thousands)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
REVENUE:
Minimum rent	$447,790	$436,580	$1,325,056	$1,289,263
Overage rent	43,669	42,760	136,191	133,146
Tenant reimbursements	203,832	202,973	597,461	588,772
Other income	55,060	54,157	170,600	228,793

Total Revenue	750,351	736,470	2,229,308	2,239,974
OPERATING EXPENSES:
Property operating	135,467	141,083	398,528	434,147
Depreciation and amortization	145,351	147,946	435,615	442,141
Real estate taxes	57,767	59,934	172,818	167,523
Repairs and maintenance	15,919	16,289	53,365	51,874
Advertising and promotion	20,395	18,535	54,485	54,458
(Recovery of) provision for credit losses	(212)	210	2,937	4,288
Other	38,861	43,760	122,214	141,243

Total Operating Expenses	413,548	427,757	1,239,962	1,295,674

OPERATING INCOME	336,803	308,713	989,346	944,300
Interest expense	(147,333)	(147,817)	(443,396)	(449,512)

INCOME FROM CONTINUING OPERATIONS	189,470	160,896	545,950	494,788
Income from operations of discontinued joint venture interests	–	–	–	5,079
Gain on sale or disposal of assets and interests in unconsolidated entities	–	–	35,779	–

NET INCOME	$189,470	$160,896	$581,729	$499,867

THIRD-PARTY INVESTORS' SHARE OF NET INCOME	$95,018	$81,810	$296,896	$259,340

OUR SHARE OF NET INCOME	94,452	79,086	284,833	240,527
AMORTIZATION OF EXCESS INVESTMENT (A)	(22,884)	(26,187)	(71,426)	(76,168)
OUR SHARE OF LOSS FROM UNCONSOLIDATED DISCONTINUED OPERATIONS	–	–	–	(652)
OUR SHARE OF GAIN ON SALE OR DISPOSAL OF ASSETS AND INTERESTS IN UNCONSOLIDATED ENTITIES, NET	–	–	(16,339)	–

INCOME FROM UNCONSOLIDATED ENTITIES (B)	$71,568	$52,899	$197,068	$163,707

Note:
The above financial presentation does not include any information related to our investment in Klépierre S.A.
("Klépierre") and Simon HBC joint venture. For additional information, see footnote B.

3Q 2015 SUPPLEMENTAL	9

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Simon Property Group, Inc. and Subsidiaries
Unaudited Joint Venture Balance Sheets
(Dollars in thousands)

	SEPTEMBER 30, 2015	DECEMBER 31, 2014
Assets:
Investment properties, at cost	$16,998,613	$16,087,282
Less - accumulated depreciation	5,745,006	5,457,899

	11,253,607	10,629,383
Cash and cash equivalents	854,397	993,178
Tenant receivables and accrued revenue, net	335,259	362,201
Investment in unconsolidated entities, at equity	–	11,386
Deferred costs and other assets	554,938	536,600

Total assets	$12,998,201	$12,532,748

LIABILITIES AND PARTNERS' DEFICIT:
Mortgages	$13,932,542	$13,272,557
Accounts payable, accrued expenses, intangibles, and deferred revenue	951,901	1,015,334
Other liabilities	385,277	493,718

Total liabilities	15,269,720	14,781,609
Preferred units	67,450	67,450
Partners' deficit	(2,338,969)	(2,316,311)

Total liabilities and partners' deficit	$12,998,201	$12,532,748

Our Share of:
Partners' deficit	$(875,336)	$(663,700)
Add: Excess Investment (A)	1,809,694	1,875,337

Our net Investment in unconsolidated entities, at equity	$934,358	$1,211,637

Note:
The above financial presentation does not include any information related to our investment in Klépierre and Simon HBC joint venture. For additional information, see footnote B attached hereto.

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Simon Property Group, Inc. and Subsidiaries
Unaudited Reconciliation of Non-GAAP Financial Measures (C)
(Amounts in thousands, except per share amounts)

Reconciliation of Consolidated Net Income to FFO
	FOR THE THREE MONTHS ENDED SEPTEMBER 30,		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Consolidated Net Income (D)	$492,496	$296,963	$1,472,530	$1,175,534
Adjustments to Arrive at FFO:
Depreciation and amortization from consolidated properties	285,490	277,936	861,570	915,040
Our share of depreciation and amortization from unconsolidated entities, including Klépierre	143,747	135,131	395,815	410,848
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	–	(17,717)	(16,339)	(154,484)
Net income attributable to noncontrolling interest holders in properties	(839)	(750)	(2,138)	(1,720)
Noncontrolling interests portion of depreciation and amortization	(895)	(869)	(2,726)	(2,729)
Preferred distributions and dividends	(1,313)	(1,313)	(3,939)	(3,939)

FFO of the Operating Partnership (E)	$918,686	$689,381	$2,704,773	$2,338,550

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$1.36	$0.81	$4.04	$3.22
Depreciation and amortization from consolidated properties and our share of depreciation and amortization from unconsolidated entities, including Klépierre, net of noncontrolling interests portion of depreciation and amortization	1.18	1.14	3.47	3.64
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	–	(0.05)	(0.05)	(0.43)

Diluted FFO per share (F)	$2.54	$1.90	$7.46	$6.43

Details for per share calculations:
FFO of the Operating Partnership (E)	$918,686	$689,381	$2,704,773	$2,338,550
Diluted FFO allocable to unitholders	(131,790)	(100,286)	(389,777)	(339,171)

Diluted FFO allocable to common stockholders (G)	$786,896	$589,095	$2,314,996	$1,999,379

Basic and Diluted weighted average shares outstanding	309,417	310,772	310,333	310,713
Weighted average limited partnership units outstanding	51,817	52,873	52,251	52,709

Basic and Diluted weighted average shares and units outstanding	361,234	363,645	362,584	363,422

Basic and Diluted FFO per Share (F)	$2.54	$1.90	$7.46	$6.43
Percent Change	33.7%		16.0%

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Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

Notes:

(A)
Excess investment represents the unamortized difference of our investment over equity in the underlying net assets of the related partnerships and joint ventures shown therein. The Company generally amortizes excess investment over the life of the related properties.

(B)
The Unaudited Joint Venture Statements of Operations do not include any operations or our share of net income or excess investment amortization related to our investment in Klépierre and Simon HBC joint venture. Amounts included in Footnotes D below exclude our share of related activity for our investment in Klépierre and Simon HBC joint venture. For further information on Klépierre, reference should be made to financial information in Klépierre's public filings and additional discussion and analysis in our Form 10-Q.

(C)
This report contains measures of financial or operating performance that are not specifically defined by GAAP, including FFO, FFO per share, comparable FFO per share and comparable EPS. FFO is a performance measure that is standard in the REIT business. We believe FFO provides investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

We determine FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). We determine FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales or disposals of, or any impairment charges related to, previously depreciated retail operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, and all determined on a consistent basis in accordance with GAAP.

We have adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale or disposal of, or any impairment charges relating to, previously depreciated retail operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

3Q 2015 SUPPLEMENTAL	12

(D)
Includes our share of:

-
Gains on land sales of $0.9 million and $2.0 million for the three months ended September 30, 2015 and 2014, respectively, and $4.6 million and $14.4 million for the nine months ended September 30, 2015 and 2014, respectively.

-
Straight-line adjustments to minimum rent of $15.0 million and $17.6 million for the three months ended September 30, 2015 and 2014, respectively, and $48.2 million and $44.9 million for the nine months ended September 30, 2015 and 2014, respectively (including $0.3 million related to WPG in 2014).

-
Amortization of fair market value of leases from acquisitions of $3.4 million and $3.7 million for the three months ended September 30, 2015 and 2014, respectively, and $10.0 million and $12.2 million for the nine months ended September 30, 2015 and 2014, respectively (including $0.3 million related to WPG in 2014).

-
Debt premium amortization of $5.4 million and $5.2 million for the three months ended September 30, 2015 and 2014, respectively, and $18.0 million and $26.6 million for the nine months ended September 30, 2015 and 2014, respectively (including $0.2 million related to WPG in 2014).

(E)
Includes FFO of the operating partnership related to the sale of marketable securities of $80.2 million for the nine months ended September 30, 2015. Includes FFO of the operating partnership related to a loss on the extinguishment of debt of $127.6 million for the three and nine months ended September 30, 2014 and FFO related to WPG of $108.0 million ($146.2 million from operations net of $38.2 million of transaction expenses) for the nine months ended September 30, 2014.

(F)
Includes Basic and Diluted FFO per share related to the sale of marketable securities of $0.22 for the nine months ended September 30, 2015. Includes Basic and Diluted FFO per share related to a loss on the extinguishment of debt of $0.35 for the three and nine months ended September 30, 2014 and FFO per share related to WPG of $0.30 ($0.40 from operations net of $0.10 of transaction expenses) for the nine months ended September 30, 2014.

(G)
Includes Diluted FFO allocable to common stockholders related to a loss on the extinguishment of debt of $109.1 million for the three and nine months ended September 30, 2014 and FFO related to WPG of $92.4 million for the nine months ended September 30, 2014.

3Q 2015 SUPPLEMENTAL	13

EARNINGS RELEASE

Simon Property Group, Inc. and Subsidiaries
Footnotes to Unaudited Reconciliation of Non-GAAP Financial Measures

(H)
Reconciliation of reported earnings per share to comparable earnings per share and FFO per share to comparable FFO per share:

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Reported FFO per share	$2.54	$1.90	$7.46	$6.43
Less: Gain upon sale of marketable securities	–	–	(0.22)	–
Add: Loss on extinguishment of debt	–	0.35	–	0.35
Add: WPG spin-off transaction expenses	–	–	–	0.10
Less: FFO from WPG properties	–	–	–	(0.40)

Comparable FFO per share	$2.54	$2.25	$7.24	$6.48

Comparable FFO per share growth	12.9%		11.7%

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2015	2014	2015	2014
Reported earnings per share[1]	$1.36	$0.81	$4.04	$3.22
Less: Gain upon sale of marketable securities	–	–	(0.22)	–
Add: Loss on extinguishment of debt	–	0.35	–	0.35
Add: WPG spin-off transaction expenses	–	–	–	0.10
Less: Earnings per share from WPG properties	–	–	–	(0.18)

Comparable earnings per share	$1.36	$1.16	$3.82	$3.49

Comparable earnings per share growth	17.2%		9.5%
(1)
Nine month period ended September 30, 2014 includes a gain on disposition of $0.37 per diluted share related to Klépierre's sale of a portfolio of 126 retail galleries.

3Q 2015 SUPPLEMENTAL	14

OVERVIEW

THE COMPANY

Simon Property Group, Inc. (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is our majority-owned partnership subsidiary that owns all of our real estate properties and other assets. In this package, the terms Simon, we, our, or the Company refer to Simon Property Group, Inc., the Operating Partnership, and its subsidiaries. We are engaged primarily in the ownership, development and management of retail real estate properties including Malls, Premium Outlets®, The Mills®, and International Properties. At September 30, 2015, we owned or had an interest in 230 properties comprising 190 million square feet in North America, Asia and Europe. Additionally, at September 30, 2015, we had a 20.3% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 16 European countries.

This package was prepared to provide operational and balance sheet information as of September 30, 2015 for the Company and the Operating Partnership.

On May 28, 2014, we completed the spin-off of 98 smaller malls and community centers to Washington Prime Group Inc. (WPG), now doing business as WP Glimcher. Results from the properties transferred to WPG (WPG properties) are included in our financial information as discontinued operations through May 28, 2014.

Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, security breaches that could compromise our information technology or infrastructure or personally identifiable data of customers of our retail properties, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, the intensely competitive market environment in the retail industry, costs of common area maintenance, risks related to international activities, insurance costs and coverage, the loss of key management personnel, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but except as required by law, we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Any questions, comments or suggestions regarding this Supplemental Information should be directed to Tom Ward, Vice President of Investor Relations (tom.ward@simon.com or 317.685.7330).

REPORTING CALENDAR

Below is a list of estimated dates for future announcements of results. Dates are subject to change.

Fourth Quarter 2015	January 29, 2016
First Quarter 2016	April 22, 2016
Second Quarter 2016	July 27, 2016

3Q 2015 SUPPLEMENTAL	15

OVERVIEW

STOCK INFORMATION

The Company's common stock and one series of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ
CREDIT RATINGS
Standard & Poor's
Corporate	A	(Stable Outlook)
Senior Unsecured	A	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Commercial Paper	A1	(Stable Outlook)
Moody's
Senior Unsecured	A2	(Stable Outlook)
Preferred Stock	A3	(Stable Outlook)
Commercial Paper	P1	(Stable Outlook)

SENIOR UNSECURED DEBT COVENANTS (1)

	Required	Actual	Compliance

Total Debt to Total Assets (1)	≤65%	41%	Yes
Total Secured Debt to Total Assets (1)	≤50%	19%	Yes
Fixed Charge Coverage Ratio	>1.5X	4.1X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	251%	Yes
(1)
Covenants for indentures dated June 7, 2005 and later. Total Assets are calculated in accordance with the indenture and essentially represent net operating income (NOI) divided by a 7.0% capitalization rate plus the value of other assets at cost.

3Q 2015 SUPPLEMENTAL	16

SELECTED FINANCIAL AND EQUITY INFORMATION
(In thousands, except as noted)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

	2015	2014	2015	2014
Financial Highlights
Total Revenue - Consolidated Properties	$1,320,137	$1,234,694	$3,885,482	$3,573,698
Consolidated Net Income	$492,496	$296,963	$1,472,530	$1,175,534
Net Income Attributable to Common Stockholders	$420,009	$251,968	$1,255,126	$1,000,203
Basic and Diluted Earnings per Common Share (EPS)	$1.36	$0.81	$4.04	$3.22
Funds from Operations (FFO) of the Operating Partnership (1)	$918,686	$689,381	$2,704,773	$2,338,550
Basic and Diluted FFO per Share (FFOPS) (2)	$2.54	$1.90	$7.46	$6.43
Dividends/Distributions per Share/Unit	$1.55	$1.30	$4.45	$3.85

Stockholders' Equity Information	AS OF SEPTEMBER 30, 2015	AS OF DECEMBER 31, 2014
Limited Partners' Units Outstanding at end of period	51,817	52,847
Common Shares Outstanding at end of period	309,418	310,788

Total Common Shares and Limited Partnership Units Outstanding at end of period	361,235	363,635

Weighted Average Limited Partnership Units Outstanding	52,251	52,745
Weighted Average Common Shares Outstanding:
Basic and Diluted - for purposes of EPS and FFOPS	310,333	310,731

Debt Information
Share of Consolidated Debt	$22,550,156	$20,773,850
Share of Joint Venture Debt	6,707,058	6,359,882

Share of Total Debt	$29,257,214	$27,133,732

Market Capitalization
Common Stock Price at end of period	$183.72	$182.11
Common Equity Capitalization, including Limited Partnership Units	$66,366,058	$66,221,496
Preferred Equity Capitalization, including Limited Partnership Preferred Units	81,244	81,236

Total Equity Market Capitalization	$66,447,302	$66,302,732

Total Market Capitalization — Including Share of Total Debt	$95,704,516	$93,436,464

Debt to Total Market Capitalization	30.6%	29.0%
(1)
Includes FFO of the Operating Partnership related to the sale of marketable securities of $80.2 million for the nine months ended September 30, 2015. Includes FFO of the Operating Partnership related to a loss on the extinguishment of debt of $127.6 million for the three and nine months ended September 30, 2014 and FFO related to WPG of $108.0 million ($146.2 million from operations net of $38.2 million of transaction expenses) for the nine months ended September 30, 2014.
(2)
Includes Basic and Diluted FFO per share related to the sale of marketable securities of $0.22 for the nine months ended September 30, 2015. Includes Basic and Diluted FFO per share related to a loss on the extinguishment of debt of $0.35 for the three and nine months ended September 30, 2014 and FFO per share related to WPG of $0.30 ($0.40 from operations net of $0.10 of transaction expenses) for the nine months ended September 30, 2014.

3Q 2015 SUPPLEMENTAL	17

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015						FOR THE

	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		THREE MONTHS ENDED SEPTEMBER 30, 2014 OUR TOTAL SHARE
REVENUE:
Minimum rent	$788,368	$(3,330)	$785,038	$212,249	$997,287		$948,201
Overage rent	47,433	(31)	47,402	18,906	66,308		71,099
Tenant reimbursements	373,223	(1,969)	371,254	94,111	465,365		444,159
Management fees and other revenues	38,568	–	38,568	–	38,568		36,396
Other income	72,545	(301)	72,244	26,238	98,482		82,141

Total revenue	1,320,137	(5,631)	1,314,506	351,504	1,666,010		1,581,996

EXPENSES:
Property operating	115,820	(983)	114,837	59,086	173,923		169,035
Depreciation and amortization	289,360	(895)	288,465	93,680	382,145		382,971
Real estate taxes	114,145	(573)	113,572	26,638	140,210		125,355
Repairs and maintenance	21,189	(160)	21,029	7,242	28,271		28,930
Advertising and promotion	38,756	(94)	38,662	9,448	48,110		47,143
(Recovery of) provision for credit losses	(361)	34	(327)	(269)	(596)		1,890
Home and regional office costs	37,204	–	37,204	–	37,204		40,753
General and administrative	14,838	–	14,838	–	14,838		14,388
Other	31,599	(952)	30,647	17,500	48,147		43,833

Total operating expenses	662,550	(3,623)	658,927	213,325	872,252		854,298

OPERATING INCOME	657,587	(2,008)	655,579	138,179	793,758		727,698
Interest expense	(229,654)	1,169	(228,485)	(66,611)	(295,096)		(317,772)
Loss on extinguishment of debt	–	–	–	–	–		(127,573)
Income and other taxes	(3,658)	–	(3,658)	–	(3,658)		(6,589)
Income from unconsolidated entities	68,221	–	68,221	(71,568)	(3,347)	(2)	2,732
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	–	–	–	–	–		17,717

CONSOLIDATED NET INCOME	492,496	(839)	491,657	–	491,657		296,213
Net income attributable to noncontrolling interests	71,653	(839)	70,814	–	70,814	(3)	43,411
Preferred dividends	834	–	834	–	834		834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$420,009	$–	$420,009	$–	$420,009		$251,968

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$492,496	$–	$492,496		$296,963
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			285,490	–	285,490		277,936
Our share of depreciation and amortization from unconsolidated entities, including Klépierre			–	143,747	143,747		135,131
Income from unconsolidated entities			(68,221)	68,221	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			–	–	–		(17,717)
Net income attributable to noncontrolling interest holders in properties			(839)	–	(839)		(750)
Noncontrolling interests portion of depreciation and amortization			(895)	–	(895)		(869)
Preferred distributions and dividends			(1,313)	–	(1,313)		(1,313)

FFO of the Operating Partnership			$706,718	$211,968	$918,686		$689,381

Percentage of FFO of the Operating Partnership			76.93%	23.07%	100.00%		100.00%
(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre and joint venture with HBC.
(3)
Represents limited partners' interest in the Operating Partnership.

3Q 2015 SUPPLEMENTAL	18

PRO-RATA STATEMENT OF OPERATIONS
(In thousands)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015						FOR THE

	CONSOLIDATED	NONCONTROLLING INTERESTS (1)	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE		NINE MONTHS ENDED SEPTEMBER 30, 2014 OUR TOTAL SHARE
REVENUE:
Minimum rent	$2,309,951	$(9,938)	$2,300,013	$634,125	$2,934,138		$2,805,572
Overage rent	123,419	(111)	123,308	58,472	181,780		180,274
Tenant reimbursements	1,077,702	(5,963)	1,071,739	278,965	1,350,704		1,290,246
Management fees and other revenues	113,674	–	113,674	–	113,674		101,145
Other income	260,736	(592)	260,144	81,597	341,741		252,526

Total revenue	3,885,482	(16,604)	3,868,878	1,053,159	4,922,037		4,629,763

EXPENSES:
Property operating	315,418	(2,898)	312,520	176,568	489,088		487,113
Depreciation and amortization	873,243	(2,726)	870,517	288,510	1,159,027		1,155,097
Real estate taxes	327,519	(1,718)	325,801	80,488	406,289		368,844
Repairs and maintenance	73,599	(560)	73,039	25,058	98,097		96,927
Advertising and promotion	98,727	(278)	98,449	25,291	123,740		124,152
Provision for credit losses	6,172	28	6,200	1,224	7,424		10,709
Home and regional office costs	112,454	–	112,454	–	112,454		120,999
General and administrative	45,182	(1)	45,181	–	45,181		44,842
Other	74,025	(2,808)	71,217	55,667	126,884		123,183

Total operating expenses	1,926,339	(10,961)	1,915,378	652,806	2,568,184		2,531,866

OPERATING INCOME	1,959,143	(5,643)	1,953,500	400,353	2,353,853		2,097,897
Interest expense	(692,801)	3,505	(689,296)	(203,285)	(892,581)		(964,801)
Loss on extinguishment of debt	–	–	–	–	–		(127,573)
Income and other taxes	(13,440)	–	(13,440)	–	(13,440)		(20,078)
Income from unconsolidated entities	203,289	–	203,289	(197,068)	6,221	(2)	4,766
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	16,339	–	16,339	–	16,339		154,242

Consolidated income from continuing operations	1,472,530	(2,138)	1,470,392	–	1,470,392		1,144,453

Discontinued operations	–	–	–	–	–		67,524
Discontinued operations transaction expenses	–	–	–	–	–		(38,163)

CONSOLIDATED NET INCOME	1,472,530	(2,138)	1,470,392	–	1,470,392		1,173,814
Net income attributable to noncontrolling interests	214,901	(2,138)	212,763	–	212,763	(3)	171,108
Preferred dividends	2,503	–	2,503	–	2,503		2,503

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,255,126	$–	$1,255,126	$–	$1,255,126		$1,000,203

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO:
Consolidated Net Income			$1,472,530	$–	$1,472,530		$1,175,534
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties			861,570	–	861,570		915,040
Our share of depreciation and amortization from unconsolidated entities, including Klépierre			–	395,815	395,815		410,848
Income from unconsolidated entities			(203,289)	203,289	–		–
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net			(16,339)	–	(16,339)		(154,484)
Net income attributable to noncontrolling interest holders in properties			(2,138)	–	(2,138)		(1,720)
Noncontrolling interests portion of depreciation and amortization			(2,726)	–	(2,726)		(2,729)
Preferred distributions and dividends			(3,939)	–	(3,939)		(3,939)

FFO of the Operating Partnership			$2,105,669	$599,104	$2,704,773		$2,338,550

Percentage of FFO of the Operating Partnership			77.85%	22.15%	100.00%		100.00%
(1)
Represents our venture partners' share of operations from consolidated properties.
(2)
Our Total Share of income from unconsolidated entities represents our share of net results related to our investment in Klépierre and joint venture with HBC.
(3)
Represents limited partners' interest in the Operating Partnership.

3Q 2015 SUPPLEMENTAL	19

PRO-RATA BALANCE SHEET
(In thousands)

	AS OF SEPTEMBER 30, 2015

	CONSOLIDATED	NONCONTROLLING INTERESTS	OUR CONSOLIDATED SHARE	OUR SHARE OF JOINT VENTURES	OUR TOTAL SHARE	AS OF DECEMBER 31, 2014 OUR TOTAL SHARE
ASSETS:
Investment properties, at cost	$33,208,645	$(127,095)	$33,081,550	$10,332,065	$43,413,615	$41,213,880
Less - accumulated depreciation	9,664,911	(56,251)	9,608,660	2,659,696	12,268,356	11,510,665

	23,543,734	(70,844)	23,472,890	7,672,369	31,145,259	29,703,215
Cash and cash equivalents	856,861	(2,763)	854,098	406,227	1,260,325	1,132,675
Tenant receivables and accrued revenue, net	564,344	(2,003)	562,341	158,972	721,313	752,565
Investment in unconsolidated entities, at equity	2,480,603	–	2,480,603	(2,480,603)	–	–
Investment in Klépierre, at equity	1,801,587	–	1,801,587	–	1,801,587	1,786,477
Deferred costs and other assets	1,394,174	(7,439)	1,386,735	303,054	1,689,789	2,095,776

Total assets	$30,641,303	$(83,049)	$30,558,254	$6,060,019	$36,618,273	$35,470,708

LIABILITIES:
Mortgages and unsecured indebtedness	$22,629,054	$(78,898)	$22,550,156	$6,707,058	$29,257,214	$27,133,732
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,307,707	(4,101)	1,303,606	539,833	1,843,439	1,837,316
Cash distributions and losses in partnerships and joint ventures, at equity	1,364,943	–	1,364,943	(1,364,943)	–	–
Other liabilities	193,683	(238)	193,445	178,071	371,516	522,389

Total liabilities	25,495,387	(83,237)	25,412,150	6,060,019	31,472,169	29,493,437

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership	25,537	–	25,537	–	25,537	25,537
EQUITY:
Stockholders' equity
Capital stock
Series J 8 3/8% cumulative redeemable preferred stock	43,815	–	43,815	–	43,815	44,062
Common stock, $.0001 par value	31	–	31	–	31	31
Class B common stock, $.0001 par value	–	–	–	–	–	–
Capital in excess of par value	9,370,114	–	9,370,114	–	9,370,114	9,422,237
Accumulated deficit	(4,336,116)	–	(4,336,116)	–	(4,336,116)	(4,208,183)
Accumulated other comprehensive income (loss)	(248,369)	–	(248,369)	–	(248,369)	(61,041)
Common stock held in treasury at cost	(437,134)	–	(437,134)	–	(437,134)	(103,929)

Total stockholders' equity	4,392,341	–	4,392,341	–	4,392,341	5,093,177
Noncontrolling interests	728,038	188	728,226	–	728,226	858,557

Total equity	5,120,379	188	5,120,567	–	5,120,567	5,951,734

Total liabilities and equity	$30,641,303	$(83,049)	$30,558,254	$6,060,019	$36,618,273	$35,470,708

3Q 2015 SUPPLEMENTAL	20

NET OPERATING INCOME (NOI) COMPOSITION (1)
For the Nine Months Ended September 30, 2015

(1)
Based on our share of total NOI and does not reflect any property, entity or corporate-level debt.
(2)
Includes Klépierre, international Premium Outlets and international Designer Outlets.

3Q 2015 SUPPLEMENTAL	21

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF NET INCOME TO NOI
The following schedule reconciles net income to NOI and provides our calculation of comparable property NOI.

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

	2015	2014	2015	2014
Reconciliation of NOI of consolidated properties:
Consolidated Net Income	$492,496	$296,963	$1,472,530	$1,175,534
Discontinued operations	–	–	–	(67,524)
Discontinued operations transaction expenses	–	–	–	38,163
Income and other taxes	3,658	6,589	13,440	20,078
Interest expense	229,654	249,780	692,801	758,945
Income from unconsolidated entities	(68,221)	(55,631)	(203,289)	(168,473)
Loss on extinguishment of debt	–	127,573	–	127,573
Gain upon acquisition of controlling interests and sale or disposal of assets and interests in unconsolidated entities, net	–	(17,717)	(16,339)	(154,242)

Operating Income	657,587	607,557	1,959,143	1,730,054
Depreciation and amortization	289,360	281,661	873,243	849,369

NOI of consolidated properties	$946,947	$889,218	$2,832,386	$2,579,423

Reconciliation of NOI of unconsolidated entities:
Net Income	$189,470	$160,896	$581,729	$499,867
Interest expense	147,333	147,817	443,396	449,512
Gain on sale or disposal of assets and interests in unconsolidated entities	–	–	(35,779)	–
Income from operations of discontinued joint venture interests	–	–	–	(5,079)

Operating Income	336,803	308,713	989,346	944,300
Depreciation and amortization	145,351	147,946	435,615	442,141

NOI of unconsolidated entities	$482,154	$456,659	$1,424,961	$1,386,441

Total consolidated and unconsolidated NOI from continuing operations	$1,429,101	$1,345,877	$4,257,347	$3,965,864

Change in total NOI from continuing operations from prior period	6.2%		7.3%
Adjustments to NOI:
NOI of discontinued consolidated properties	–	–	–	169,828
NOI of discontinued unconsolidated properties	–	–	–	17,445

Total NOI of our portfolio	$1,429,101	$1,345,877	$4,257,347	$4,153,137

Add: Our share of NOI from Klépierre	52,086	51,440	138,747	171,506
Less: Joint venture partners' share of NOI from continuing operations	253,199	235,205	744,467	712,870
Less: Joint venture partners' share of NOI from discontinued operations	–	–	–	12,998

Our share of NOI	$1,227,988	$1,162,112	$3,651,627	$3,598,775

Total NOI of our portfolio	$1,429,101	$1,345,877	$4,257,347	$4,153,137
NOI from non comparable properties (1)	220,386	187,368	723,843	749,324

Total NOI of comparable properties (2)	$1,208,715	$1,158,509	$3,533,504	$3,403,813

Increase in NOI of U.S. Malls, Premium Outlets and The Mills that are comparable properties	4.3%		3.8%

(1)
NOI excluded from comparable property NOI relates to WPG properties, international properties, other retail properties, TMLP properties, any of our non-retail holdings and results of our corporate and management company operations, NOI of U.S. Malls, Premium Outlets and The Mills not owned and operated in both periods under comparison and excluded income noted in footnote 2 below.
(2)
Excludes lease termination income, interest income, land sale gains, straight line rent, above/below market rent adjustments, and the impact of significant redevelopment activities.

3Q 2015 SUPPLEMENTAL	22

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(In thousands, except as noted)

RECONCILIATION OF FFO OF THE OPERATING PARTNERSHIP TO FUNDS AVAILABLE FOR DISTRIBUTION (OUR SHARE)

	THREE MONTHS ENDED SEPTEMBER 30, 2015	PER SHARE AMOUNT	NINE MONTHS ENDED SEPTEMBER 30, 2015	PER SHARE AMOUNT
FFO of the Operating Partnership	$918,686	$2.54	$2,704,773	$7.46
Non-cash impacts to FFO (1)	(1,956)	(0.01)	(9,444)	(0.03)

FFO of the Operating Partnership excluding non-cash impacts	916,730	$2.53	2,695,329	$7.43
Tenant allowances	(36,122)	(0.10)	(106,523)	(0.29)
Operational capital expenditures	(35,370)	(0.10)	(73,365)	(0.20)

Funds available for distribution	$845,238	$2.33	$2,515,441	$6.94

(1)
Non-cash impacts to FFO of the Operating Partnership include:

	THREE MONTHS ENDED SEPTEMBER 30, 2015	NINE MONTHS ENDED SEPTEMBER 30, 2015
Deductions:
Straight-line rent	(14,958)	(48,197)
Fair value of debt amortization	(5,382)	(18,007)
Fair market value of lease amortization	(3,466)	(10,047)
Additions:
Stock based compensation expense	12,394	37,447
Mortgage, financing fee and terminated swap amortization expense	9,456	29,360

	(1,956)	(9,444)

This report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (GAAP) in the United States, including FFO, diluted FFO per share, funds available for distribution, net operating income (NOI), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities. Reconciliations of other non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the tables on pages 18-19 and 22 and in the Earnings Release for the latest period.

3Q 2015 SUPPLEMENTAL	23

OTHER INCOME, OTHER EXPENSE AND CAPITALIZED INTEREST
(In thousands)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

	2015	2014	2015	2014
Consolidated Properties
Other Income (1)
Interest and dividend income	$3,034	$6,075	$16,531	$11,253
Lease settlement income	28,303	8,021	45,368	20,043
Gains on land sales	965	2,072	5,326	14,227
Realized gains on sale of marketable securities	–	–	80,187	–
Other (2)	40,243	38,819	113,324	94,395

Totals	$72,545	$54,987	$260,736	$139,918

Other Expense (1)
Ground leases	$10,215	$9,566	$28,933	$29,515
Professional fees and other	21,384	15,124	45,092	32,942

Totals	$31,599	$24,690	$74,025	$62,457

Capitalized Interest (1)	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,

	2015	2014	2015	2014
Interest Capitalized during the Period:
Our Share of Consolidated Properties	$9,325	$4,170	$24,631	$10,584
Our Share of Joint Venture Properties	$1,140	$245	$2,417	$441
(1)
Excludes WPG properties in all periods presented as those items are reported as discontinued operations.
(2)
Includes ancillary property revenues, gift cards, marketing, media, parking and sponsorship revenues and other miscellaneous income items.

3Q 2015 SUPPLEMENTAL	24

U.S. MALLS AND PREMIUM OUTLETS OPERATING INFORMATION (1)

	AS OF SEPTEMBER 30,

	2015	2014 (1)

Total Number of Properties	178	180
Total Square Footage of Properties (in millions)	152.0	153.1
Ending Occupancy (2):
Consolidated Assets	96.4%	97.0%
Unconsolidated Assets	95.4%	96.5%
Total Portfolio	96.1%	96.9%
Total Sales per Square Foot (PSF) (3):
Consolidated Assets	$604	$599
Unconsolidated Assets	$658	$664
Total Portfolio	$616	$613
Base Minimum Rent PSF (4):
Consolidated Assets	$47.11	$44.90
Unconsolidated Assets	$52.89	$50.22
Total Portfolio	$48.57	$46.29

Releasing Activity for the Trailing Twelve Month Period Ended:

		TOTAL RENT PSF

	SQUARE FOOTAGE OF OPENINGS	OPENING RATE PSF (5)	CLOSING RATE PSF (5)	RELEASING SPREAD (5)
9/30/15	7,469,197	$70.78	$59.78	$11.00	18.4%
6/30/15	7,323,872	$69.90	$59.03	$10.87	18.4%
3/31/15	7,378,694	$70.54	$59.35	$11.19	18.9%
12/31/14	7,560,601	$67.51	$57.92	$9.59	16.6%
9/30/14	7,263,578	$65.46	$55.79	$9.67	17.3%
Occupancy Cost as a Percentage of Sales (6):
9/30/15	12.1%
6/30/15	11.9%
3/31/15	11.7%
12/31/14	11.7%
9/30/14	11.7%
(1)
Excludes WPG properties.
(2)
Ending Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. We include all company owned space except for mall anchors, mall majors, mall freestanding and mall outlots in the calculation.
(3)
Total Sales PSF is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated company owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for malls. All company owned space is included for Premium Outlets.
(4)
Base Minimum Rent PSF is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.
(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.
(6)
Occupancy Cost as a Percentage of Sales is the trailing 12-month Base Minimum Rent, plus all applicable ancillary charges, plus overage rent, if applicable (based on last 12 months of sales), divided by the trailing 12-month Total Sales PSF for the same tenants.

3Q 2015 SUPPLEMENTAL	25

THE MILLS AND INTERNATIONAL OPERATING INFORMATION

	AS OF SEPTEMBER 30,

	2015	2014
The Mills
Total Number of Properties	14	13
Total Square Footage of Properties (in millions)	20.9	19.6
Ending Occupancy (1)	98.6%	98.2%
Total Sales PSF (2)	$570	$534
Base Minimum Rent PSF (3)	$26.78	$25.14
Releasing Spread PSF (4)	$11.28	$14.73
Releasing Spread (Percentage Change) (4)	29.1%	45.4%

International Properties
Premium Outlets
Total Number of Properties	16	15
Total Square Footage of Properties (in millions)	5.9	5.0
Designer Outlets
Total Number of Properties	6	5
Total Square Footage of Properties (in millions)	1.3	1.0
Statistics for Premium Outlets in Japan (5)
Ending Occupancy	99.8%	98.8%
Total Sales PSF	¥100,557	¥93,365
Base Minimum Rent PSF	¥4,956	¥4,916
(1)
See footnote 2 on page 25 for definition, except Ending Occupancy is calculated on all company owned space.
(2)
See footnote 3 on page 25 for definition; calculation methodology is the same as for malls.
(3)
See footnote 4 on page 25 for definition.
(4)
See footnote 5 on page 25 for definition.
(5)
Information supplied by the managing venture partner; includes 9 properties.

3Q 2015 SUPPLEMENTAL	26

U.S. MALLS AND PREMIUM OUTLETS LEASE EXPIRATIONS (1)

YEAR	NUMBER OF LEASES EXPIRING	SQUARE FEET	AVG. BASE MINIMUM RENT PSF AT 9/30/15	PERCENTAGE OF GROSS ANNUAL RENTAL REVENUES (2)

Inline Stores and Freestanding
Month to Month Leases	432	1,361,462	$47.40	1.4%
2015 (10/1/15 - 12/31/15)	299	752,955	$52.48	0.9%
2016	2,354	7,815,798	$43.20	7.4%
2017	2,551	8,505,752	$45.74	8.7%
2018	2,340	8,514,585	$48.26	9.1%
2019	1,873	7,195,854	$46.76	7.5%
2020	1,586	6,062,924	$47.55	6.4%
2021	1,267	5,263,928	$48.18	5.7%
2022	1,475	5,651,959	$50.21	6.4%
2023	1,697	6,473,158	$52.24	7.6%
2024	1,543	5,909,688	$54.83	7.2%
2025	1,207	4,564,769	$60.35	6.1%
2026 and Thereafter	573	2,801,348	$44.62	2.9%
Specialty Leasing Agreements w/ terms in excess of 12 months	908	2,362,513	$19.81	1.0%

Anchors
Month to Month Leases	1	98,721	$3.34	0.0%
2016	4	313,730	$2.55	0.0%
2017	21	2,780,232	$3.20	0.2%
2018	16	2,085,629	$4.71	0.2%
2019	20	2,203,190	$5.14	0.3%
2020	25	2,890,841	$4.92	0.3%
2021	14	1,611,894	$5.17	0.2%
2022	8	957,917	$9.67	0.2%
2023	10	1,268,016	$10.65	0.3%
2024	12	703,770	$11.67	0.2%
2025	18	2,095,999	$9.56	0.5%
2026 and Thereafter	19	2,404,785	$5.02	0.3%

(1)
Does not consider the impact of renewal options that may be contained in leases.
(2)
Annual rental revenues represent domestic 2014 consolidated and joint venture combined base rental revenue excluding WPG properties.

3Q 2015 SUPPLEMENTAL	27

U.S. MALLS AND PREMIUM OUTLETS TOP TENANTS

TOP INLINE STORE TENANTS (sorted by percentage of total base minimum rent for U.S. properties)

TENANT	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

The Gap, Inc.	373	3,786	2.1%	3.5%
Ascena Retail Group Inc	495	2,775	1.5%	2.2%
L Brands, Inc.	298	1,776	1.0%	2.1%
Signet Jewelers, Ltd.	406	600	0.3%	1.6%
PVH Corporation	260	1,496	0.8%	1.6%
Abercrombie & Fitch Co.	181	1,291	0.7%	1.5%
Forever 21, Inc.	80	1,315	0.7%	1.4%
VF Corporation	255	1,282	0.7%	1.3%
Foot Locker, Inc.	253	1,041	0.6%	1.2%
American Eagle Outfitters, Inc.	176	1,148	0.6%	1.2%

TOP ANCHORS (sorted by percentage of total square footage in U.S. properties) (1)

TENANT	NUMBER OF STORES	SQUARE FEET (000's)	PERCENT OF TOTAL SQ. FT. IN U.S. PROPERTIES	PERCENT OF TOTAL BASE MINIMUM RENT FOR U.S. PROPERTIES

Macy's Inc.	123	23,393	12.8%	0.4%
Sears Holdings Corporation (2)	73	12,176	6.6%	0.5%
J.C. Penney Co., Inc.	70	11,370	6.2%	0.4%
Dillard's, Inc.	38	6,839	3.7%	*
Nordstrom, Inc.	27	4,541	2.5%	0.1%
Hudson's Bay Company	15	2,004	1.1%	0.1%
Belk, Inc.	10	1,674	0.9%	0.1%
Dick's Sporting Goods, Inc.	24	1,640	0.9%	0.5%
The Neiman Marcus Group, Inc.	10	1,265	0.7%	*
Target Corporation	7	1,091	0.6%	0.1%
The Bon-Ton Stores, Inc.	8	1,081	0.6%	*
(1)
Includes space leased and owned by anchors in U.S. Malls; does not include Bloomingdale's The Outlet Store, Neiman Marcus Last Call, Nordstrom Rack, and Saks Fifth Avenue Off 5th.
(2)
Includes 10 stores contributed to a joint venture with Seritage.
*
Less than one-tenth of one percent.

3Q 2015 SUPPLEMENTAL	28

CAPITAL EXPENDITURES
(In thousands)

		UNCONSOLIDATED PROPERTIES

	CONSOLIDATED PROPERTIES	TOTAL	OUR SHARE

New development projects	$124,527	$491,780	$164,879
Redevelopment projects with incremental square footage and/or anchor replacement	465,094	279,852	137,540
Redevelopment projects with no incremental square footage	53,238	46,074	21,625

Subtotal new development and redevelopment projects	642,859	817,706	324,044
Tenant allowances	85,112	44,096	21,411
Operational capital expenditures at properties:
CAM expenditures (1)	44,210	39,155	17,300
Non-CAM expenditures	8,374	8,623	3,481

Totals	$780,555	$909,580	$366,236

Conversion from accrual to cash basis	(7,705)	2,218	893

Capital Expenditures for the Nine Months Ended 9/30/15 (2)	$772,850	$911,798	$367,129

Capital Expenditures for the Nine Months Ended 9/30/14 (2)	$467,084	$494,060	$224,666

(1)
Expenditures included in the pool of expenses allocated to tenants as CAM.
(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

3Q 2015 SUPPLEMENTAL	29

DEVELOPMENT ACTIVITY SUMMARY (1)
As of September 30, 2015
(in millions, except percent)

PLATFORM PROJECT TYPE	PROJECTED GROSS COST (2)	PROJECTED NET COST (3)	OUR SHARE OF NET COST (4)	EXPECTED STABILIZED RATE OF RETURN (4)	TOTAL CONSTRUCTION IN PROGRESS	OUR SHARE OF TOTAL CONSTRUCTION IN PROGRESS
Malls
New Developments	$685	$657	$212	7%	$404	$113
Redevelopments	$1,787	$1,735	$1,321	7%	$1,034	$785

Premium Outlets
New Developments	$677	$638	$514	11%	$267	$239
Redevelopments	$322	$301	$301	11%	$237	$237

The Mills
Redevelopments	$163	$83	$70	14%	$50	$46
Totals	$3,634	$3,414	$2,418	8%	$1,992	$1,420

Notes:

(1)
Represents projects under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box/restaurant additions with budgeted gross costs in excess of $2 million. Includes both domestic and international properties.
(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Increment Financing (TIF), CAM, and other such recoveries.
(4)
Costs and returns are based upon current budget assumptions; actual costs may vary and no assurance can be given that expected returns will be achieved.

3Q 2015 SUPPLEMENTAL	30

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Malls - New Developments
Brickell City Centre - Miami, FL	500,000 SF retail development	9/16	25%
The Shops at Clearfork - Fort Worth, TX	545,000 SF retail/office development	2/17	45%

Malls - Redevelopments
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase II includes 260,000 SF small shop expansion and addition of Nordstrom	10/15	50%
Copley Place Office - Boston, MA	Redevelopment	11/15	94%
Menlo Park Mall - Edison (New York), NJ	Redevelopment	11/15	100%
Phipps Plaza - Atlanta, GA	Peachtree Road façade redevelopment	11/15	100%
Phipps Plaza - Atlanta, GA	Redevelopment	11/15	100%
Town Center at Boca Raton - Boca Raton (Miami), FL	Entrance redevelopment and valet upgrades	11/15	100%
Woodfield Mall - Schaumburg (Chicago), IL	Redevelopment	11/15	50%
Roosevelt Field - Garden City (New York), NY	AMC Theatre renovation	12/15	100%
Del Amo Fashion Center - Torrance (Los Angeles), CA	Phase III includes the redevelopment of the two-level and single level south mall	2/16	50%
Independence Center - Independence (Kansas City), MO	Dick's Sporting Goods	2/16	100%
Roosevelt Field - Garden City (New York), NY	Redevelopment (11/15) and 50,000 SF small shop expansion and addition of Neiman Marcus (2/16)	2/16	100%
Stanford Shopping Center - Palo Alto (San Jose), CA	Relocation of Bloomingdale's (opened 10/14), redevelopment and 120,000 SF small shop expansion (3/16)	3/16	100%
Tyrone Square - St. Petersburg, FL	Cobb 10 Luxury Theatre	3/16	100%
Dadeland Mall - Miami, FL	Dining pavilion redevelopment	4/16	50%
Fashion Centre at Pentagon City, The - Arlington, VA	Redevelopment (12/15) and 50,000 SF expansion (4/16)	4/16	43%
Montgomery Mall - North Wales (Philadelphia), PA	Redevelopment of the Wegmans wing	4/16	79%
Woodland Hills Mall - Tulsa, OK	Texas de Brazil	4/16	95%
Phipps Plaza Hotel - Atlanta, GA	166 room AC Hotel by Marriott	5/16	50%
Copley Place - Boston, MA	Phase 1 redevelopment	6/16	94%
Haywood Mall - Greenville, SC	The Cheesecake Factory	6/16	100%
Galleria, The - Houston, TX	14,000 SF luxury building addition	7/16	50%
Phipps Plaza - Atlanta, GA	319 residential units	7/16	50%
King of Prussia - King of Prussia (Philadelphia), PA	150,000 SF small shop expansion including restaurants to connect The Plaza and The Court	8/16	100%

3Q 2015 SUPPLEMENTAL	31

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
Coddingtown Mall - Santa Rosa, CA	Nordstrom Rack	9/16	50%
Westchester, The - White Plains (New York), NY	Redevelopment	9/16	40%
Mall of Georgia - Buford (Atlanta), GA	Von Maur	10/16	100%
Galleria, The - Houston, TX	Redevelopment	11/16	50%
Shops at Riverside, The - Hackensack (New York), NJ	Redevelopment	3/17	100%
Galleria, The - Houston, TX	Relocation of Saks Fifth Avenue (4/16), redevelopment (4/16) and 105,000 SF small shop expansion (6/17)	6/17	50%
College Mall - Bloomington, IN	Redevelopment	10/17	100%
Florida Mall, The - Orlando, FL	Redevelopment of the Saks building to an indoor/outdoor dining pavilion (opened 6/15) and small shops (11/17)	11/17	50%

Premium Outlets - New Developments
Tucson Premium Outlets - Marana (Tucson), AZ	366,000 SF upscale Premium Outlet Center	10/15	100%
Tampa Premium Outlets - Tampa, FL	441,000 SF upscale Premium Outlet Center	10/15	100%
Tanger Outlets - Columbus - Columbus, OH	355,000 SF upscale Outlet Center	6/16	50%
Clarksburg Premium Outlets - Clarksburg, MD	392,000 SF upscale Premium Outlet Center	10/16	66%

Designer Outlets - New Developments
Provence Designer Outlet - Miramas, France	269,000 SF Designer Outlet Center	3/17	90%

Premium Outlets - Redevelopments
Chicago Premium Outlets - Aurora (Chicago), IL	260,000 SF expansion (opened 8/15) and Phase I redevelopment	5/16	100%
Woodbury Common Premium Outlets - Central Valley (New York), NY	Redevelopment and 63,000 SF expansion	8/16	100%

3Q 2015 SUPPLEMENTAL	32

DEVELOPMENT ACTIVITY REPORT (1)
As of September 30, 2015

PROPERTY/ LOCATION	PROJECT DESCRIPTION	ACTUAL/ PROJECTED OPENING	COMPANY'S OWNERSHIP PERCENTAGE
The Mills - Redevelopments
The Colonnade at Sawgrass - Sunrise (Miami), FL	56,000 SF expansion	12/15	100%
Potomac Mills - Woodbridge (Washington, DC), VA	Matchbox Restaurant	1/16	100%
Grapevine Mills - Grapevine (Dallas), TX	Redevelopment	3/16	59%
Ontario Mills - Ontario (Riverside), CA	Redevelopment	4/16	50%
Arizona Mills - Tempe (Phoenix), AZ	Sports Authority relocation (opened 5/15) and addition of Legoland (5/16)	5/16	100%
Sawgrass Mills - Sunrise (Miami), FL	Addition of two parking decks	5/18	100%
(1)
Projects listed represent projects that are under construction; new development and redevelopment projects with budgeted gross costs in excess of $5 million; and anchor/big box/restaurant additions with budgeted gross costs in excess of $2 million.

3Q 2015 SUPPLEMENTAL	33

U.S. ANCHOR/BIG BOX OPENINGS

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings during the First Nine Months of 2015
Arizona Mills - Tempe (Phoenix), AZ	Mills	Sports Authority (1)	Saks Fifth Avenue Off 5th
Barton Creek Square - Austin, TX	Mall	The Cheesecake Factory	N/A
Columbia Center - Kennewick, WA	Mall	DSW	N/A
Domain, The - Austin, TX	Mall	Shake Shack	N/A
Florida Mall, The - Orlando, FL	Mall	Dick's Sporting Goods	Nordstrom
		Crayola Experience	Nordstrom
King of Prussia - King of Prussia (Philadelphia), PA	Mall	Grand Lux Café	N/A
McCain Mall - N. Little Rock, AR	Mall	B.J.'s Restaurant & Brewhouse	N/A
Menlo Park Mall - Edison (New York), NJ	Mall	Havana Central	Champps
Prien Lake Mall - Lake Charles, LA	Mall	Ulta	Piccadilly Cafeteria
Southdale Center - Edina (Minneapolis), MN	Mall	Dave & Buster's	N/A
		Gordmans	Marshalls
Walt Whitman Shops - Huntington Station (New York), NY	Mall	Zara	N/A
Wolfchase Galleria - Memphis, TN	Mall	The Cheesecake Factory	N/A

Openings Projected for the Remainder of 2015
Del Amo Fashion Center - Los Angeles, CA	Mall	Nordstrom	N/A
		Arhaus	N/A
Galleria, The - Houston, TX	Mall	The Webster	N/A
King of Prussia - King of Prussia (Philadelphia), PA	Mall	Primark	Sears
Mall at Rockingham Park, The - Salem (Boston), NH	Mall	Dick's Sporting Goods	Sears (2)
Summit Mall - Akron, OH	Mall	B.J.'s Restaurant & Brewhouse	N/A

3Q 2015 SUPPLEMENTAL	34

U.S. ANCHOR/BIG BOX OPENINGS

PROPERTY NAME/LOCATION	PROPERTY TYPE	NEW TENANT	FORMER TENANT
Openings Projected for 2016
Arizona Mills - Tempe (Phoenix), AZ	Mills	Legoland	Sports Authority (1)
Burlington Mall - Burlington (Boston), MA	Mall	Primark	Sears (2)
Coddingtown Mall - Santa Rosa, CA	Mall	Nordstrom Rack	N/A
Cordova Mall - Pensacola, FL	Mall	B.J.'s Restaurant & Brewhouse	N/A
Galleria, The - Houston, TX	Mall	Yauatcha Restaurant	N/A
		Saks Fifth Avenue (1)	N/A
Grapevine Mills - Grapevine (Dallas), TX	Mills	Round 1 Entertainment	Polar Ice House
Haywood Mall - Greenville, SC	Mall	The Cheesecake Factory	Panera Bread (1)
Independence Center - Independence (Kansas City), MO	Mall	Dick's Sporting Goods	N/A
Mall of Georgia - Buford (Atlanta), GA	Mall	Von Maur	Nordstrom
Ontario Mills - Ontario (Riverside), CA	Mills	Uniqlo	JC Five Star
Potomac Mills - Woodbridge (Washington, DC), VA	Mills	Matchbox Restaurant	N/A
Roosevelt Field - Garden City (New York), NY	Mall	Neiman Marcus	N/A
Sawgrass Mills - Sunrise (Miami), FL	Mills	Century 21 Department Store	VF Outlet
South Shore Plaza - Braintree (Boston), MA	Mall	Primark	Sears (2)
South Hills Village - Pittsburgh, PA	Mall	B.J.'s Restaurant & Brewhouse	N/A
Tyrone Square - St. Petersburg (Tampa), FL	Mall	Cobb 10 Luxury Theatre	N/A
Woodland Hills Mall - Tulsa, OK	Mall	Texas de Brazil	N/A

Openings Projected for 2017 and Beyond
College Mall - Bloomington, IN	Mall	Ulta	Sears
		Whole Foods	Sears
Rockaway Townsquare - Rockaway (New York), NY	Mall	Raymour & Flanigan	Sears (2)
Shops at Riverside, The - Hackensack (New York), NJ	Mall	AMC Theatre	Saks Fifth Avenue
Southridge Mall - Greendale (Milwaukee), WI	Mall	Marcus Cinema	N/A
Tacoma Mall - Tacoma (Seattle), WA	Mall	Dick's Sporting Goods	Forever 21 (1)
(1)
Tenant has an existing store at this center but will move to a new location.
(2)
Tenant to remain in a portion of its existing space.

3Q 2015 SUPPLEMENTAL	35

COMMON AND PREFERRED STOCK INFORMATION

                    CHANGES IN COMMON SHARE AND LIMITED PARTNERSHIP UNIT OWNERSHIP
                    For the Period December 31, 2014 through September 30, 2015

	COMMON SHARES (1)	LIMITED PARTNERSHIP UNITS (2)
Number Outstanding at December 31, 2014	310,787,910	52,846,682
Activity During the First Six Months of 2015:
Exchange of Limited Partnership Units for Common Stock	486,702	(486,702)
Treasury Shares Acquired Related to Stock Grant Recipients' Tax Obligations	(17,030)	–
Restricted Stock Awards and Long-Term Incentive Performance (LTIP) Units Earned (3)	63,395	401,203
Redemption of Limited Partnership Units	–	(944,359)
Repurchase of Simon Property Group Common Stock in open market	(1,903,340)	–

Number Outstanding at June 30, 2015	309,417,637	51,816,824

Third Quarter Activity:
Exchange of Limited Partnership Units for Common Stock	100	(100)
Restricted Stock Awards (3)	343	–

Number Outstanding at September 30, 2015	309,418,080	51,816,724

Number of Limited Partnership Units and Common Shares at September 30, 2015	361,234,804

                    PREFERRED STOCK/UNITS OUTSTANDING AS OF SEPTEMBER 30, 2015
                    ($ in 000's, except per share amounts)

ISSUER	DESCRIPTION	NUMBER OF SHARES/UNITS	PER SHARE LIQUIDATION PREFERENCE	AGGREGATE LIQUIDATION PREFERENCE	TICKER SYMBOL
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable (4)	796,948	$50.00	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable (5)	255,373	$100.00	$25,537	N/A
(1)
Excludes Limited Partnership preferred units relating to preferred stock outstanding.
(2)
Excludes units owned by the Company (shown here as Common Shares) and Limited Partnership Units not exchangeable for common shares.
(3)
Represents restricted stock awards and earned LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.
(4)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2015 was $69.90 per share.
(5)
Each preferred unit is redeemable upon the occurrence of certain tax triggering events.

3Q 2015 SUPPLEMENTAL	36

CREDIT PROFILE
(As of September 30, unless otherwise indicated)

(1)
Includes WPG properties NOI and FFO through the effective date of the WPG spin-off, net of transaction expenses related to the spin-off of WPG.
(2)
Includes a $0.35 per share charge for loss on extinguishment of debt.
(3)
Includes $0.22 per share for gain upon sale of marketable securities.

3Q 2015 SUPPLEMENTAL	37

SUMMARY OF INDEBTEDNESS
As of September 30, 2015
(In thousands)

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,904,872	$5,825,974	5.36%	3.4
Variable Rate Debt	630,000	630,000	2.05%	1.6

Total Mortgage Debt	6,534,872	6,455,974	5.04%	3.2
Unsecured Debt
Fixed Rate	13,779,223	13,779,223	4.26%	7.3
Revolving Credit Facility - Euro Currency	1,075,505	1,075,505	0.80%	3.7
Revolving Credit Facility - Yen Currency	185,758	185,758	0.84%	3.7

Total Revolving Credit Facilities	1,261,263	1,261,263	0.81%	3.7
Unsecured Term Loan	240,000	240,000	1.29%	2.4
Global Commercial Paper - USD	610,000	610,000	0.27%	0.2
Global Commercial Paper - Euro	193,602	193,602	0.06%	0.2

Total Unsecured Debt	16,084,088	16,084,088	3.74%	6.6
Premium	50,561	50,561
Discount	(40,467)	(40,467)

Consolidated Mortgages and Unsecured Indebtedness (1)	$22,629,054	$22,550,156	4.11%	5.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$11,676,917	$5,700,436	4.33%	6.5
Variable Rate Debt	1,528,899	699,438	1.82%	4.1
TMLP Debt (2)	722,584	305,067	–	–

Total Mortgage Debt	13,928,400	6,704,941	4.06%	6.2
Premium	4,143	2,117

Joint Venture Mortgages and Other Indebtedness (1)	$13,932,543	$6,707,058	4.06%	6.2

Our Share of Total Indebtedness		$29,257,214	4.10%	5.7

	TOTAL INDEBTEDNESS	OUR SHARE OF INDEBTEDNESS	WEIGHTED AVERAGE END OF PERIOD INTEREST RATE	WEIGHTED AVERAGE YEARS TO MATURITY
Summary of Our Share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.5%	$20,418,893	4.41%	5.9
Variable	9.5%	2,131,263	1.23%	3.0

	100.0%	22,550,156	4.11%	5.6
Joint Venture
Fixed	87.5%	$5,867,118	4.33%	6.5
Variable	12.5%	839,940	1.82%	3.8

	100.0%	6,707,058	4.06%	6.2
Total Debt		$29,257,214

Total Fixed Debt	89.8%	$26,286,011	4.40%	6.0

Total Variable Debt	10.2%	$2,971,203	1.37%	3.2

(1)
Amounts give effect to outstanding derivative instruments as footnoted in the Property and Debt Information.
(2)
See footnote 23 on the Property and Debt information.

3Q 2015 SUPPLEMENTAL	38

TOTAL DEBT AMORTIZATION AND MATURITIES BY YEAR (OUR SHARE)
As of September 30, 2015
(In thousands)

Year	OUR SHARE OF UNSECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING UNSECURED CONSOLIDATED DEBT	OUR SHARE OF SECURED CONSOLIDATED DEBT	WEIGHTED AVERAGE RATE OF MATURING SECURED CONSOLIDATED DEBT	OUR SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	WEIGHTED AVERAGE RATE OF MATURING UNCONSOLIDATED JOINT VENTURE DEBT	OUR SHARE OF TOTAL DEBT	TOTAL WEIGHTED AVERAGE RATE OF MATURING DEBT

2015	803,602	0.22%	21,228	–	22,434	–	847,264	0.22%
2016	527,574	5.51%	2,335,212	5.78%	661,332	6.26%	3,524,118	5.80%
2017	1,307,453	2.99%	1,713,031	4.92%	342,350	5.01%	3,362,834	4.16%
2018	1,990,000	3.92%	33,971	–	167,631	1.56%	2,191,602	3.80%
2019	2,511,263	3.61%	114,892	7.79%	292,540	2.39%	2,918,695	3.68%
2020	2,594,196	3.98%	580,974	4.48%	1,226,520	3.86%	4,401,690	4.01%
2021	1,600,000	4.27%	323,319	5.41%	980,718	4.27%	2,904,037	4.40%
2022	600,000	3.38%	507,082	4.13%	789,773	3.92%	1,896,855	3.82%
2023	500,000	2.75%	695,659	3.85%	391,885	3.37%	1,587,544	3.41%
2024	1,500,000	3.53%	80,492	4.57%	1,075,248	4.18%	2,655,740	3.83%
2025	600,000	3.50%	1,186	–	747,827	3.68%	1,349,013	3.60%
Thereafter	1,550,000	5.40%	48,928	3.85%	6,683	1.38%	1,605,611	5.24%

Face Amounts of Indebtedness	$16,084,088	3.74%	$6,455,974	5.04%	$6,704,941	4.06%	$29,245,003	4.10%
Premiums (Discounts) on Indebtedness, Net	(40,258)		50,352		2,117		12,211

Our Share of Total Indebtedness	$16,043,830		$6,506,326		$6,707,058		$29,257,214

3Q 2015 SUPPLEMENTAL	39

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Malls
1.	Apple Blossom Mall	VA	Winchester	49.1%		473,003	(2)
2.	Auburn Mall	MA	Auburn	56.4%		586,242	09/01/20		6.02%	Fixed	39,296	22,151
3.	Aventura Mall (3)	FL	Miami Beach (Miami)	33.3%		2,105,059	12/01/20		3.75%	Fixed	1,200,000	400,000
4.	Avenues, The	FL	Jacksonville	25.0%	(4)	1,113,523	02/06/23		3.60%	Fixed	110,000	27,500
5.	Bangor Mall	ME	Bangor	87.6%		652,972	10/01/17		6.15%	Fixed	80,000	70,087
6.	Barton Creek Square	TX	Austin	100.0%		1,429,665	(2)
7.	Battlefield Mall	MO	Springfield	100.0%		1,201,628	09/01/22		3.95%	Fixed	125,000	125,000
8.	Bay Park Square	WI	Green Bay	100.0%		711,732	(2)
9.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,477	(2)
10.	Briarwood Mall	MI	Ann Arbor	50.0%		979,005	11/30/16	(6)	7.50%	Fixed	108,034	54,017
11.	Broadway Square	TX	Tyler	100.0%		627,563	(2)
12.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,293	(2)
13.	Cape Cod Mall	MA	Hyannis	56.4%		722,482	03/06/21		5.75%	Fixed	94,028	53,004
14.	Castleton Square	IN	Indianapolis	100.0%		1,381,813	(2)
15.	Cielo Vista Mall	TX	El Paso	100.0%		1,245,876	(2)
16.	Coconut Point	FL	Estero	50.0%		1,204,916	12/10/16		5.83%	Fixed	230,000	115,000
17.	Coddingtown Mall	CA	Santa Rosa	50.0%		823,554	03/01/17	(8)	1.94%	Variable	11,400	11,400
18.	College Mall	IN	Bloomington	100.0%		636,295	(2)
19.	Columbia Center	WA	Kennewick	100.0%		772,469	(2)
20.	Copley Place	MA	Boston	94.4%	(7)	1,253,998	(2)
21.	Coral Square	FL	Coral Springs (Miami)	97.2%		943,791	(2)
22.	Cordova Mall	FL	Pensacola	100.0%		917,638	(2)
23.	Crystal Mall	CT	Waterford	78.2%		783,502	06/06/22		4.46%	Fixed	93,144	72,825
24.	Dadeland Mall	FL	Miami	50.0%		1,498,534	12/05/21		4.50%	Fixed	437,078	218,539
25.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	50.0%		2,046,961	01/20/20	(8)	1.69%	Variable	450,000	225,000
26.	Domain, The	TX	Austin	100.0%		1,233,542	08/01/21		5.44%	Fixed	196,310	196,310
27.	Dover Mall	DE	Dover	68.1%		928,091	08/06/21		5.57%	Fixed	88,779	60,449
28.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,439	08/11/22		4.71%	Fixed	109,461	61,703
29.	Empire Mall	SD	Sioux Falls	100.0%		1,125,302	06/01/16		5.79%	Fixed	176,300	176,300
30.	Falls, The	FL	Miami	50.0%		837,621	11/30/16	(6)	7.50%	Fixed	104,433	52,217
31.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		986,836	07/01/21		5.11%	Fixed	40,000	17,000
							07/01/21		4.87%	Fixed	410,000	174,250
32.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		711,985	(2)
33.	Fashion Valley	CA	San Diego	50.0%		1,721,252	01/04/21		4.30%	Fixed	460,881	230,438
34.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		999,474	(2)
35.	Florida Mall, The	FL	Orlando	50.0%		1,702,571	09/05/20		5.25%	Fixed	345,561	172,780
36.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		661,578	(2)
37.	Galleria, The	TX	Houston	50.4%		1,899,711	03/01/25		3.55%	Fixed	1,200,000	604,440
38.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,288,053	08/01/16	(9)	8.00%	Fixed	74,974	74,974
39.	Haywood Mall	SC	Greenville	100.0%		1,228,399	(2)

3Q 2015 SUPPLEMENTAL	40

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
40.	Independence Center	MO	Independence (Kansas City)	100.0%		830,959	07/10/17		5.94%	Fixed	200,000	200,000
41.	Ingram Park Mall	TX	San Antonio	100.0%		1,120,631	06/01/21		5.38%	Fixed	136,262	136,262
42.	King of Prussia	PA	King of Prussia (Philadelphia)	100.0%		2,450,436	01/01/17		7.49%	Fixed	29,190	29,190
							01/01/17		8.53%	Fixed	2,114	2,114
							01/01/17		4.50%	Fixed	50,000	50,000
43.	La Plaza Mall	TX	McAllen	100.0%		1,220,863	(2)
44.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,849	(2)
45.	Lehigh Valley Mall	PA	Whitehall	50.0%		1,180,561	07/05/20		5.88%	Fixed	129,698	64,849
46.	Lenox Square	GA	Atlanta	100.0%		1,560,134	(2)
47.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,043	05/06/23		3.41%	Fixed	33,417	16,420
48.	Livingston Mall	NJ	Livingston (New York)	100.0%		969,192	(2)
49.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,025,329	03/10/17		5.61%	Fixed	260,000	73,282
50.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	50.0%		1,125,112	05/01/23		3.56%	Fixed	125,000	62,500
51.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,818,410	(2)
52.	Mall of New Hampshire, The	NH	Manchester	56.4%		812,279	07/01/25		4.11%	Fixed	150,000	84,555
53.	McCain Mall	AR	N. Little Rock	100.0%		795,778	(2)
54.	Meadowood Mall	NV	Reno	50.0%		844,598	11/06/21		5.82%	Fixed	118,819	59,410
55.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,334,285	(2)
56.	Miami International Mall	FL	Miami	47.8%		1,083,419	02/06/24		4.42%	Fixed	160,000	76,442
57.	Midland Park Mall	TX	Midland	100.0%		622,791	09/06/22		4.35%	Fixed	80,745	80,745
58.	Miller Hill Mall	MN	Duluth	100.0%		832,506	(2)
59.	Montgomery Mall	PA	North Wales (Philadelphia)	79.4%		1,102,632	05/01/24		4.57%	Fixed	100,000	79,351
60.	North East Mall	TX	Hurst (Dallas)	100.0%		1,669,001	(2)
61.	Northgate Mall	WA	Seattle	100.0%		1,046,088	(2)
62.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,591,881	07/05/23		3.30%	Fixed	262,939	148,220
63.	Ocean County Mall	NJ	Toms River (New York)	100.0%		898,150	(2)
64.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,231,807	(2)
65.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	85.5%		1,331,849	12/07/20		4.77%	Fixed	65,574	56,091
66.	Penn Square Mall	OK	Oklahoma City	94.5%		1,063,417	04/01/16		7.75%	Fixed	92,988	87,870
67.	Pheasant Lane Mall	NH	Nashua		(10)	979,338	(2)
68.	Phipps Plaza	GA	Atlanta	100.0%		829,772	(2)
69.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,157,758	09/30/17	(8)	1.54%	Variable	225,000	225,000
70.	Prien Lake Mall	LA	Lake Charles	100.0%		848,573	(2)
71.	Quaker Bridge Mall	NJ	Lawrenceville	50.0%		1,083,992	04/01/16		7.03%	Fixed	11,088	5,544
							04/01/16		2.95%	Fixed	62,000	31,000
72.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,245,673	(2)
73.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,247,166	(2)
74.	Ross Park Mall	PA	Pittsburgh	100.0%		1,245,708	(2)
75.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,405	(2)
76.	Shops at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		468,492	11/01/23		4.69%	Fixed	120,000	113,328
77.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	51.0%		1,152,110	02/01/23		3.61%	Fixed	295,000	150,450

3Q 2015 SUPPLEMENTAL	41

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
78.	Shops at Nanuet, The	NY	Nanuet	100.0%		752,878	(2)
79.	Shops at Riverside, The	NJ	Hackensack (New York)	100.0%		659,665	02/01/23		3.37%	Fixed	130,000	130,000
80.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	(4)	1,300,080	05/29/20	(8)	1.39%	Variable	180,000	45,000
81.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		886,542	11/01/22		4.01%	Fixed	104,489	58,901
82.	South Hills Village	PA	Pittsburgh	100.0%		1,120,779	(2)
83.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,588,916	(2)
84.	Southdale Center	MN	Edina (Minneapolis)	100.0%		1,297,352	04/01/23		3.84%	Fixed	153,894	153,894
85.	SouthPark	NC	Charlotte	100.0%		1,680,931	08/01/16	(9)	8.00%	Fixed	185,560	185,560
86.	Southridge Mall	WI	Greendale (Milwaukee)	100.0%		1,177,109	06/06/23		3.85%	Fixed	124,470	124,470
87.	Springfield Mall (3)	PA	Springfield (Philadelphia)	50.0%		610,473	10/06/25		4.45%	Fixed	65,000	32,500
88.	Square One Mall	MA	Saugus (Boston)	56.4%		929,848	01/06/22		5.47%	Fixed	94,964	53,531
89.	St. Charles Towne Center	MD	Waldorf (Washington, DC)	100.0%		980,618	(2)
90.	St. Johns Town Center	FL	Jacksonville	50.0%		1,390,791	09/11/24		3.82%	Fixed	350,000	175,000
91.	Stanford Shopping Center	CA	Palo Alto (San Jose)	94.4%	(7)	1,230,537	(2)
92.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	49.9%		1,299,441	11/30/16	(6)	7.50%	Fixed	214,133	106,853
93.	Summit Mall	OH	Akron	100.0%		770,496	06/10/17		5.42%	Fixed	65,000	65,000
94.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,334,694	(2)
95.	Tippecanoe Mall	IN	Lafayette	100.0%		862,740	(2)
96.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,779,736	(2)
97.	Town Center at Cobb	GA	Kennesaw (Atlanta)	100.0%		1,280,861	05/01/22		4.76%	Fixed	196,073	196,073
98.	Towne East Square	KS	Wichita	100.0%		1,134,666	(2)
99.	Treasure Coast Square	FL	Jensen Beach	100.0%		876,257	(2)
100.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,094,271	(2)
101.	University Park Mall	IN	Mishawaka	100.0%		920,722	(2)
102.	University Park Village	TX	Fort Worth	100.0%		160,073	05/01/28		3.85%	Fixed	55,000	55,000
103.	Walt Whitman Shops	NY	Huntington Station (New York)	100.0%		1,089,488	08/01/16	(9)	8.00%	Fixed	114,335	114,335
104.	West Town Mall	TN	Knoxville	50.0%		1,341,351	12/01/17		6.34%	Fixed	210,000	105,000
105.	Westchester, The	NY	White Plains (New York)	40.0%		821,653	05/05/20		6.00%	Fixed	346,924	138,770
106.	White Oaks Mall	IL	Springfield	80.7%		929,816	11/01/16		5.54%	Fixed	50,000	40,339
107.	Wolfchase Galleria	TN	Memphis	94.5%		1,150,907	04/01/17		5.64%	Fixed	225,000	212,616
108.	Woodfield Mall	IL	Schaumburg (Chicago)	50.0%		2,171,444	03/05/24		4.50%	Fixed	425,000	212,500
109.	Woodland Hills Mall	OK	Tulsa	94.5%		1,091,333	04/05/19		7.79%	Fixed	90,709	85,691

	Total Mall Square Footage					122,279,300

3Q 2015 SUPPLEMENTAL	42

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	Premium Outlets
1.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,055	(2)
2.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,781	(2)
3.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	285,309	(2)
4.	Birch Run Premium Outlets	MI	Birch Run (Detroit)	100.0%	680,567	04/11/16	(14)	5.95%	Fixed	100,918	100,918
5.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,062	09/01/16	(15)	5.79%	Fixed	19,435	19,435
6.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	675,336	(2)
7.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	289,412	(2)
8.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	438,815	12/01/22		3.36%	Fixed	47,757	47,757
9.	Charlotte Premium Outlets	NC	Charlotte	50.0%	398,688	11/24/19	(8)	1.64%	Variable	90,000	45,000
10.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	688,447	(2)
11.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,828	(2)
12.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,227	(2)
13.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,746	(2)
14.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	651,065	(2)
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,734	(2)
16.	Ellenton Premium Outlets	FL	Ellenton (Tampa)	100.0%	476,481	01/11/16	(16)	5.51%	Fixed	98,914	98,914
17.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,778	(2)
18.	Gaffney Premium Outlets	SC	Gaffney (Greenville/Charlotte)	100.0%	359,839	09/01/16	(15)	5.79%	Fixed	35,271	35,271
19.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,872	(2)
20.	Gloucester Premium Outlets	NJ	Blackwood (Philadelphia)	50.0%	369,653	06/19/19	(8)	1.69%	Variable	67,116	33,558
21.	Grand Prairie Premium Outlets	TX	Grand Prairie (Dallas)	100.0%	417,177	04/01/23		3.66%	Fixed	120,000	120,000
22.	Grove City Premium Outlets	PA	Grove City (Pittsburgh)	100.0%	531,258	01/11/16	(16)	5.51%	Fixed	106,775	106,775
23.	Gulfport Premium Outlets	MS	Gulfport	100.0%	300,238	01/11/16	(16)	5.51%	Fixed	23,824	23,824
24.	Hagerstown Premium Outlets	MD	Hagerstown (Baltimore/Washington, DC)	100.0%	485,167	04/11/16	(14)	5.95%	Fixed	84,831	84,831
25.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,832	(2)
26.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,498	(2)
27.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,389	01/11/16	(16)	5.51%	Fixed	66,266	66,266
28.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	276,373	(2)
29.	Kittery Premium Outlets	ME	Kittery	100.0%	259,169	(2)
30.	Las Americas Premium Outlets	CA	San Diego	100.0%	555,800	06/11/16		5.84%	Fixed	174,873	174,873
31.	Las Vegas North Premium Outlets	NV	Las Vegas	100.0%	675,626	(2)
32.	Las Vegas South Premium Outlets	NV	Las Vegas	100.0%	535,407	(2)
33.	Lebanon Premium Outlets	TN	Lebanon (Nashville)	100.0%	227,283	01/11/16	(16)	5.51%	Fixed	14,647	14,647
34.	Lee Premium Outlets	MA	Lee	100.0%	224,825	09/01/16	(15)	5.79%	Fixed	48,515	48,515
35.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington, DC)	100.0%	478,217	(2)
36.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	162,239	(2)
37.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago, IL)	100.0%	454,730	(2)
38.	Merrimack Premium Outlets	NH	Merrimack	100.0%	408,996	07/01/23		3.78%	Fixed	129,637	129,637
39.	Napa Premium Outlets	CA	Napa	100.0%	179,168	(2)

3Q 2015 SUPPLEMENTAL	43

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
40.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561	(2)
41.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,312	(2)
42.	Orlando International Premium Outlets	FL	Orlando	100.0%	773,514	(2)
43.	Orlando Vineland Premium Outlets	FL	Orlando	100.0%	654,860	(2)
44.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	389,954	(2)
45.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	201,666	(2)
46.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,137	(2)
47.	Phoenix Premium Outlets	AZ	Chandler (Phoenix)	100.0%	356,496	(2)
48.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,416	11/06/16	(17)	5.84%	Fixed	33,850	33,850
49.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie (Chicago, IL/	100.0%	402,537	01/11/16	(16)	5.51%	Fixed	56,913	56,913
			Milwaukee)			12/01/16		6.01%	Fixed	34,773	34,773
50.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	342,005	09/30/17	(8)	1.54%	Variable	125,000	125,000
51.	Queenstown Premium Outlets	MD	Queenstown (Baltimore)	100.0%	289,548	11/06/16	(17)	5.84%	Fixed	66,150	66,150
52.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	604,105	(2)
53.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,679	(2)
54.	San Francisco Premium Outlets	CA	Livermore (San Francisco)	100.0%	696,976	(2)
55.	San Marcos Premium Outlets	TX	San Marcos (Austin/San Antonio)	100.0%	732,273	01/11/16	(16)	5.51%	Fixed	135,444	135,444
56.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	554,827	(2)
57.	Silver Sands Premium Outlets	FL	Destin	50.0%	451,219	06/01/22		3.93%	Fixed	100,000	50,000
58.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,977	(2)
59.	St. Louis Premium Outlets	MO	St. Louis (Chesterfield)	60.0%	351,513	10/06/24		4.06%	Fixed	95,000	57,000
60.	Tanger Outlets - Galveston/Houston (3)	TX	Texas City	50.0%	352,705	07/01/18	(8)	1.69%	Variable	65,000	32,500
61.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,717	12/01/22		3.41%	Fixed	115,000	115,000
62.	Twin Cities Premium Outlets	MN	Eagan	35.0%	408,944	11/06/24		4.32%	Fixed	115,000	40,250
63.	Vacaville Premium Outlets	CA	Vacaville	100.0%	440,113	(2)
64.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	219,328	(2)
65.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,823	(2)
66.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	522,201	04/11/16	(14)	5.95%	Fixed	98,004	98,004
67.	Woodburn Premium Outlets	OR	Woodburn (Portland)	100.0%	389,731	(2)
68.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	867,089	(2)
69.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	660,091	(2)

	Total U.S. Premium Outlet Square Footage				29,733,404

	Total Mall and U.S. Premium Outlet Square Footage				152,012,704

3Q 2015 SUPPLEMENTAL	44

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

							DEBT INFORMATION

				LEGAL		TOTAL	MATURITY	INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP		SQUARE FEET	DATE	RATE (1)	TYPE	TOTAL	OUR SHARE
	The Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	100.0%		1,239,488	07/01/20	5.76%	Fixed	162,754	162,754
2.	Arundel Mills	MD	Hanover (Baltimore)	59.3%		1,662,860	02/06/24	4.29%	Fixed	385,000	228,113
3.	Colorado Mills	CO	Lakewood (Denver)	37.5%		1,410,774	11/01/24	4.28%	Fixed	136,000	51,000
							07/01/21	5.04%	Fixed	27,547	10,330
4.	Concord Mills	NC	Concord (Charlotte)	59.3%		1,344,807	11/01/22	3.84%	Fixed	235,000	139,261
5.	Grapevine Mills	TX	Grapevine (Dallas)	59.3%		1,780,928	10/01/24	3.83%	Fixed	268,000	158,817
6.	Great Mall	CA	Milpitas (San Jose)	100.0%		1,365,129	(2)
7.	Gurnee Mills	IL	Gurnee (Chicago)	100.0%		1,925,907	07/01/17	5.77%	Fixed	321,000	321,000
8.	Katy Mills	TX	Katy (Houston)	62.5%	(4)	1,789,953	12/06/22	3.49%	Fixed	140,000	35,000
9.	Mills at Jersey Gardens, The	NJ	Elizabeth	100.0%		1,304,144	11/01/20	3.83%	Fixed	350,000	350,000
10.	Ontario Mills	CA	Ontario (Riverside)	50.0%		1,366,485	03/05/22	4.25%	Fixed	328,205	164,103
11.	Opry Mills	TN	Nashville	100.0%		1,153,697	10/10/16	2.69%	Variable	280,000	280,000
							10/10/16	5.00%	Fixed	76,316	76,316
12.	Outlets at Orange, The	CA	Orange (Los Angeles)	50.0%		805,171	04/01/24	4.22%	Fixed	215,000	107,500
13.	Potomac Mills	VA	Woodbridge (Washington, DC)	100.0%		1,530,798	07/11/17	5.83%	Fixed	410,000	410,000
14.	Sawgrass Mills	FL	Sunrise (Miami)	100.0%		2,196,024	(2)

	Total The Mills Square Footage					20,876,165

	Lifestyle Centers
1.	ABQ Uptown	NM	Albuquerque	100.0%		230,026	(2)
2.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		672,896	04/01/22	4.81%	Fixed	83,507	41,753
3.	Pier Park	FL	Panama City Beach	65.6%		895,880	(2)

	Total Lifestyle Centers Square Footage					1,798,802

	TMLP Properties
	The Esplanade, The Galleria at White Plains, Northpark Mall, Philadelphia Mills, and Sugarloaf Mills						(23)			722,584	305,067

	Total TMLP Properties Square Footage					5,748,621

	Other Properties
	Circle Centre, Florida Keys Outlet Center, Greendale Mall, Huntley Outlet Center, Lincoln Plaza, Naples Outlet Center, Outlet Marketplace, The Shops at Sunset Place						(16)(21)(33)			235,607	115,155

	Total Other Properties Square Footage					2,793,338

	TOTAL U.S. SQUARE FOOTAGE (11)(24)					183,229,630

3Q 2015 SUPPLEMENTAL	45

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	International Properties
	AUSTRIA
1.	Parndorf Designer Outlet Phases 3 & 4	Vienna		90.0%	118,000	05/20/22	(20)	1.95%	Fixed	103,555	93,199

	Subtotal Austria Square Footage				118,000
	CANADA
2.	Premium Outlets Montréal	Montréal (Quebec)		50.0%	365,700	09/10/17	(8)(29)	2.09%	Variable	81,005	40,502
3.	Toronto Premium Outlets	Toronto (Ontario)		50.0%	358,400	06/01/22	(29)	3.13%	Fixed	126,686	63,343
4.	Vancouver Designer Outlet	Vancouver (British Columbia)		45.0%	242,000	04/01/18	(29)	2.64%	Variable	42,696	19,213

	Subtotal Canada Square Footage				966,100
	ITALY
5.	La Reggia Designer Outlet Phases 1 & 2	Marcianise (Naples)		60.0%	288,000	03/31/27	(20)	1.38%	Variable	67,516	40,509
6.	Noventa Di Piave Designer Outlet	Venice		60.0%	280,000	06/30/20	(20)	2.00%	Variable	90,050	54,030
	Phases 1, 2 & 3

	Subtotal Italy Square Footage				568,000
	JAPAN
7.	Ami Premium Outlets	Ami (Tokyo)		40.0%	315,000	09/25/23	(25)	1.81%	Fixed	68,593	27,438
8.	Gotemba Premium Outlets	Gotemba City (Tokyo)		40.0%	481,500	02/28/18	(25)	0.38%	Variable	10,950	4,380
9.	Kobe-Sanda Premium Outlets	Kobe (Osaka)		40.0%	441,000	01/31/20	(25)	0.45%	Variable	31,487	12,595
10.	Rinku Premium Outlets	Izumisano (Osaka)		40.0%	416,500	07/31/17	(25)	0.40%	Variable	11,680	4,672
11.	Sano Premium Outlets	Sano (Tokyo)		40.0%	390,800	05/31/18	(25)	0.44%	Variable	5,590	2,236
12.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)		40.0%	164,200	10/31/18	(25)	0.41%	Variable	11,096	4,439
13.	Shisui Premium Outlets	Shisui (Chiba)		40.0%	365,900	05/31/18	(25)	0.38%	Variable	37,377	14,951
						05/29/22	(25)	0.38%	Fixed	41,715	16,686
14.	Toki Premium Outlets	Toki (Nagoya)		40.0%	367,700	05/31/20	(25)	0.92%	Variable	5,191	2,076
						11/30/19	(25)	0.38%	Fixed	25,030	10,012
15.	Tosu Premium Outlets	Fukuoka (Kyushu)		40.0%	290,400	12/31/18	(25)	0.41%	Variable	15,519	6,208

	Subtotal Japan Square Footage				3,233,000
	KOREA
16.	Busan Premium Outlets	Busan		50.0%	360,200	06/20/22	(26)	5.44%	Fixed	67,579	33,790
						02/13/17	(26)	3.92%	Variable	47,314	23,657
17.	Paju Premium Outlets	Paju (Seoul)		50.0%	442,900	11/28/19	(26)	4.08%	Fixed	90,775	45,388
18.	Yeoju Premium Outlets	Yeoju (Seoul)		50.0%	551,600	09/06/20	(26)	4.69%	Fixed	72,271	36,136

	Subtotal South Korea Square Footage				1,354,700
	MALAYSIA
19.	Johor Premium Outlets	Johor (Singapore)		50.0%	264,400	10/14/20	(27)	5.16%	Variable	18,167	9,083

	Subtotal Malaysia Square Footage				264,400

3Q 2015 SUPPLEMENTAL	46

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

						DEBT INFORMATION

				LEGAL	TOTAL	MATURITY		INTEREST		INDEBTEDNESS ($ IN 000's)
	PROPERTY NAME	STATE	CITY (CBSA)	OWNERSHIP	SQUARE FEET	DATE		RATE (1)	TYPE	TOTAL	OUR SHARE
	MEXICO
20.	Premium Outlets Punta Norte	Mexico City		50.0%	333,000	(2)

	Subtotal Mexico Square Footage				333,000
	NETHERLANDS
21.	Roermond Designer Outlet Phases 2 & 3	Roermond		90.0%	173,000	12/01/21	(20)	1.86%	Fixed	202,607	182,346

	Subtotal Netherlands Square Footage				173,000
	UNITED KINGDOM
22.	Ashford Designer Outlet	Kent		45.0%	183,000	07/31/16	(5)	2.44%	Variable	60,631	27,281

	Subtotal United Kingdom Square Footage				183,000

	TOTAL INTERNATIONAL SQUARE FOOTAGE (11)(28)				7,193,200

	TOTAL SQUARE FOOTAGE				190,422,830

	Other Secured Indebtedness:						(30)			207,694	96,431

	TOTAL SECURED INDEBTEDNESS										$13,160,915	(31)

	Our Share of Consolidated Mortgage Debt										$6,455,974

	Our Share of Joint Venture Mortgage Debt										$6,704,941

3Q 2015 SUPPLEMENTAL	47

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

	DEBT INFORMATION

UNSECURED INDEBTEDNESS:	MATURITY DATE		INTEREST RATE (1)	TYPE	INDEBTEDNESS ($ IN 000's) TOTAL
Unsecured Indebtedness:
Global Commercial Paper - USD	12/22/15	(32)	0.27%	Fixed	610,000
Global Commercial Paper - Euro	12/18/15	(12)(32)	0.06%	Fixed	193,602
Simon Property Group, LP (Sr. Notes)	05/01/16		6.10%	Fixed	163,298
Simon Property Group, LP (Sr. Notes)	12/01/16		5.25%	Fixed	364,276
Simon Property Group, LP (Sr. Notes)	01/30/17		2.80%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	03/01/17		5.88%	Fixed	207,453
Simon Property Group, LP (Sr. Notes)	09/15/17		2.15%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/18		1.50%	Fixed	750,000
Unsecured Term Loan	02/28/18	(8)	1.29%	Variable	240,000
Simon Property Group, LP (Sr. Notes)	05/30/18		6.13%	Fixed	800,000
Simon Property Group, LP (Sr. Notes)	06/15/18		7.38%	Fixed	200,000
Simon Property Group, LP (Sr. Notes)	02/01/19		2.20%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	04/01/19		10.35%	Fixed	650,000
Revolving Credit Facility - Euro Currency	06/30/19	(8)(13)	0.80%	Variable	1,075,505
Revolving Credit Facility - Yen Currency	06/30/19	(8)(19)	0.86%	Variable	185,758
Simon Property Group, LP (Sr. Notes)	02/01/20		5.65%	Fixed	1,250,000
Simon Property Group, LP (Sr. Notes)	09/01/20		2.50%	Fixed	500,000
Simon Property Group, LP (Euro Sr. Notes)	10/02/20	(22)	2.38%	Fixed	844,196
Simon Property Group, LP (Sr. Notes)	03/01/21		4.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	12/01/21		4.13%	Fixed	700,000
Simon Property Group, LP (Sr. Notes)	03/15/22		3.38%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/23		2.75%	Fixed	500,000
Simon Property Group, LP (Sr. Notes)	02/01/24		3.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	10/01/24		3.38%	Fixed	900,000
Simon Property Group, LP (Sr. Notes)	09/01/25		3.50%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	02/01/40		6.75%	Fixed	600,000
Simon Property Group, LP (Sr. Notes)	03/15/42		4.75%	Fixed	550,000
Simon Property Group, LP (Sr. Notes)	10/01/44		4.25%	Fixed	400,000

Total Unsecured Indebtedness					$16,084,088	(18)

3Q 2015 SUPPLEMENTAL	48

PROPERTY AND DEBT INFORMATION
As of September 30, 2015

FOOTNOTES:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2015: 1M LIBOR at .19%; 1M EUR LIBOR at –.11%; 1M EURIBOR at –.11%; 3M EURIBOR at –.04%; 6M EURIBOR at .03%; 1M YEN LIBOR at .04%; 6M YEN LIBOR at .13%; 1M CDOR at .79%; KLIBOR at 3.40% and 91 Day Korean CD rate at 1.63%.
(2)
Unencumbered asset.
(3)
This property is managed by a third party.
(4)
The Operating Partnership's direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners or the Operating Partnership.
(5)
Amounts shown in USD equivalent; GBP equivalent is 40.0 million.
(6)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(7)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.
(8)
Includes applicable extensions available at our option.
(9)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.
(11)
Does not include Simon HBC joint venture.
(12)
Amount shown in USD equivalent; Euro equivalent is 172.0 million.
(13)
Amounts shown in USD equivalent; balance includes borrowings on multi-currency tranche of Euro 955.5 million.
(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(15)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.
(16)
These ten properties (which includes Florida Keys Outlet Center, Huntley Outlet Center and Naples Outlet Center) are secured by cross-collateralized and cross-defaulted mortgages.
(17)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.
(18)
Also represents our share of Total Unsecured Indebtedness.
(19)
Amounts shown in USD equivalent; balance includes borrowings on multi-currency tranche of Yen 22.3 billion.
(20)
Amounts shown in USD equivalent; Euro equivalent is 412.0 million.
(21)
Consists of six encumbered properties with interest rates ranging from 3.09% to 6.00% and maturities between 2016 and 2020.
(22)
Amount shown in USD equivalent; Euro equivalent is 750.0 million.
(23)
Includes five properties with interest rates ranging from 4.50% to 7.32% and maturities between 2016 and 2023.
(24)
Includes office space of 1,915,889 square feet including the following centers with more than 20,000 square feet of office space:

Circle Centre - 129,944 sq. ft.	Greendale Mall - 119,860 sq. ft.
Copley Place - 884,142 sq. ft.	Menlo Park Mall - 49,481 sq. ft.
Domain, The - 156,240 sq. ft.	Oxford Valley Mall - 134,225 sq. ft.
Fashion Centre at Pentagon City - 169,089 sq. ft.	Plaza Carolina - 27,398 sq. ft.
Firewheel Town Center - 75,303 sq. ft.	Southdale Center - 20,393 sq. ft.
(25)
Amounts shown in USD equivalent; Yen equivalent is 31.7 billion.

(26)
Amounts shown in USD equivalent; Won equivalent is 331.9 billion.

(27)
Amounts shown in USD equivalent; Ringgit equivalent is 81.0 million.

(28)
Does not include Klépierre.

(29)
Amount shown in USD equivalent; CAD equivalent is 393.3 million.

(30)
Consists of seven loans with interest rates ranging from 1.84% to 6.53% and maturities between 2016 and 2021.

(31)
Our share of total indebtedness includes a pro rata share of the mortgage debt on joint venture properties, including TMLP. To the extent total indebtedness is secured by a property, it is non-recourse to us, with the exception of approximately $346.6 million of payment guarantees provided by the Operating Partnership (of which $104.0 million is recoverable from our venture partner under the partnership agreement).

(32)
Reflects the latest maturity date and weighted average interest rate of all outstanding tranches of commercial paper at September 30, 2015.

(33)
The Operating Partnership sold its interest in The Shops at Sunset Place effective October 1, 2015.

3Q 2015 SUPPLEMENTAL	49